                                                               Exhibit 10(a)(ii)

                                                                  EXECUTION COPY



================================================================================


                           ELDER-BEERMAN MASTER TRUST


                            SERIES 1997-1 SUPPLEMENT


                          Dated as of December 30, 1997


                                      Among


                       THE EL-BEE RECEIVABLES CORPORATION,

                                 AS TRANSFEROR,


                            THE EL-BEE CHARGIT CORP.,

                                  AS SERVICER,


                                       and


                             BANKERS TRUST COMPANY,

                                   AS TRUSTEE



================================================================================


                            SERIES 1997-1 SUPPLEMENT

                                TABLE OF CONTENTS


ARTICLE I
                                   DESIGNATION

         Section 1.01.  Designation.............................................................................  1

ARTICLE II

                                   DEFINITIONS

         Section 2.01.  Definitions.............................................................................  2

ARTICLE III

                          RIGHTS OF CERTIFICATEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 3.01.  Revolving Period Daily Principal Allocations............................................ 21
         Section 3.02.  Allocation of Collections of Principal Receivables...................................... 22
         Section 3.03.  Allocation of Collections of Finance Charge Receivables................................. 23
         Section 3.04.  Excess Spread........................................................................... 26
         Section 3.05.  Investor Charge-Offs.................................................................... 27
         Section 3.06.  Spread Account.......................................................................... 29
         Section 3.07.  Reserve Account......................................................................... 29
         Section 3.08.  Interest Rate Swaps and Caps............................................................ 30


ARTICLE IV

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

         Section 4.01.  Servicer Deposits....................................................................... 32
         Section 4.02.  Distributions........................................................................... 32
         Section 4.03.  Annual Certificateholders' Tax Statement................................................ 33
         Section 4.04.  Transferor's or Servicer's Failure to Make a Deposit or
                              Payment........................................................................... 34




                            SERIES 1997-1 SUPPLEMENT

ARTICLE V

                                    COVENANTS

         Section 5.01.  Covenants of the Servicer............................................................... 34
         Section 5.02.  Covenants of the Transferor............................................................. 35

ARTICLE VI

                     SERIES 1997-1 EARLY AMORTIZATION EVENTS

         Section 6.01.  Series Early Amortization Events........................................................ 35
         Section 6.02.  Trustee's Monitoring Obligations........................................................ 38

ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01.  Reassignment and Transfer Terms......................................................... 38
         Section 7.02.  Assignment by CRC and Liquidity Providers............................................... 38
         Section 7.03.  No Assignability by Transferor and Servicer; Transferor's
                              Liability......................................................................... 39
         Section 7.04.  Ratification of Pooling and Servicing Agreement......................................... 39
         Section 7.05.  Amendments.............................................................................. 39
         Section 7.06.  No Obligations under Swap Agreement..................................................... 39
         Section 7.07.  Counterparts............................................................................ 39
         Section 7.08.  Governing Law, Etc...................................................................... 39
         Section 7.09.  No Petition............................................................................. 40


                            SERIES 1997-1 SUPPLEMENT
                                       iii
EXHIBITS
Exhibit A-1                Form of Class A Certificate
Exhibit A-2                Form of Collateral Investor Certificate
Exhibit A-3                Form of Subordinated Transferor Certificate
Exhibit B                  Form of Swap Agreement
Exhibit C                  Form of Cap Agreement



                            SERIES 1997-1 SUPPLEMENT

                  This is the SERIES 1997-1 SUPPLEMENT, dated as of December 30, 1997 (this "SUPPLEMENT"), among THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation, as Transferor (the "TRANSFEROR"), THE EL-BEE CHARGIT CORP., an Ohio corporation, as Servicer (the "SERVICER"), and Bankers Trust Company, a New York banking corporation, as Trustee (the "TRUSTEE"), to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, the Servicer and the Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT").

                  All capitalized terms not otherwise defined herein are used herein as defined in the Pooling and Servicing Agreement.

                  Pursuant to Section 6.09 of the Pooling and Servicing Agreement, the Transferor, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Pooling and Servicing Agreement for the purpose of authorizing the delivery of one or more Series of Certificates by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication.

                  Pursuant to this Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.


                                    ARTICLE I

                                   DESIGNATION

                  Section 1.01. DESIGNATION. (a) There is hereby created a Series of Investor Certificates to be issued in three classes pursuant to the Pooling and Servicing Agreement and this Series Supplement and to be known together as the "SERIES 1997-1 CERTIFICATES". The three classes shall be designated the Class A Floating Rate Certificates, Series 1997-1 (the "CLASS A CERTIFICATES"), the Collateral Investor Certificates, Series 1997-1 (the "COLLATERAL INVESTOR CERTIFICATES") and the Subordinated Transferor Certificate, Series 1997-1 (the "SUBORDINATED TRANSFEROR CERTIFICATE"). The Class A Certificates, the Collateral Investor Certificates and the Subordinated Transferor Certificate shall be substantially in the form of Exhibits A-1, A-2 and A-3 hereto, respectively.

                  (b) Series 1997-1 shall be included in Group One and shall be a Principal Sharing Series. Series 1997-1 shall not be subordinated to any other Series.


                            SERIES 1997-1 SUPPLEMENT

                  (c) The Class A Certificates, Collateral Investor Certificates and the Subordinated Transferor Certificate shall be delivered in fully registered form as provided in Section 6.02 of the Pooling and Servicing Agreement. The Transferor shall execute and deliver the Series 1997-1 Certificates to the Trustee for authentication in accordance with Section 6.01 of the Pooling and Servicing Agreement. The Trustee shall deliver the Series 1997-1 Certificates when authenticated in accordance with Section 6.02 of the Pooling and Servicing Agreement.

                  (d) The Collateral Investor Certificateholder shall be entitled to the benefits of the Transaction Documents upon payment by the Collateral Investor Certificateholder of amounts owing by it on the Closing Date pursuant to the Series 1997-1 Loan Agreement.

                  (e) The Subordinated Transferor Certificate shall be retained by the Transferor.


                                   ARTICLE II

                                   DEFINITIONS

                  Section 2.01. DEFINITIONS. (a) In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Pooling and Servicing Agreement, the terms and provisions of this Supplement shall govern with respect to this Series.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Section 2.01, and accounting terms partially defined in this Section 2.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; and the term "including" means "including without limitation".



                            SERIES 1997-1 SUPPLEMENT

                  (d) Unless otherwise stated in this Supplement, in the computation of a period of time from a specified date to a later specified date the word "from" shall mean "from and including" and the words "to" and "until" shall mean "to but excluding".

                  (e) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "ADJUSTED EURODOLLAR RATE" means, for any Interest Period, an interest rate per annum equal to the rate per annum obtained by dividing (i) the rate per annum at which deposits in Dollars are offered by the principal office of Citibank, N.A. in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such period in an amount substantially equal to the amount to which the "Adjusted Eurodollar Rate" is to be applied and for a period equal to such Interest Period by (ii) a percentage equal to 100% minus the Eurodollar Reserve Percentage (as defined below) for such period. "EURODOLLAR RESERVE PERCENTAGE" means, for any period, the reserve percentage applicable two Business Days before the first day of such period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall so be applicable) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for Citibank, N.A. with respect to liabilities or assets consisting of or including "eurocurrency liabilities" as that term is used in Regulation D, as in effect from time to time, of the Board of Governors of the Federal Reserve System (or with respect to any other category of liabilities that includes deposits by reference to which the Adjusted Eurodollar Rate is determined) having a term equal to such period.

                  "ALTERNATE BASE RATE" means, for any Interest Period, a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

                  (i) the rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time as Citibank, N.A.'s base rate;

                  (ii) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (A) 1/2 of 1% per annum, PLUS (B) the rate obtained by dividing (1) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of




                            SERIES 1997-1 SUPPLEMENT
         major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day on the next succeeding Business Day) for the three- week period ending on the previous Friday by Citibank, N.A. on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, N.A. from three certificate of deposit dealers of recognized standing selected by Citibank, N.A., by (2) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank, N.A. with respect to liabilities consisting of or including (among other liabilities) three-month Dollar non-personal time deposits in the United States, PLUS (C) the average during such three-week period of the annual assessment rates estimated by Citibank, N.A. for determining the then current annual assessment payable by Citibank, N.A. to the FDIC (or any successor) for insuring Dollar deposits of Citibank, N.A. in the United States; and

                  (iii) 1/2 of 1% per annum above the fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by Citibank, N.A. from three Federal funds brokers of recognized standing selected by it.

                  "AMORTIZATION DATE" means the last day of the 36th month following the month in which the Closing Date for Series 1997-1 shall have occurred.

                  "AMORTIZATION PERIOD" means the period commencing upon the occurrence of the Amortization Date and ending upon the payment in full to the Series 1997-1 Certificateholders of the Series Invested Amount, all accrued and unpaid interest thereon and all other amounts owed to such Series 1997-1 Certificateholders under any Transaction Document.

                  "ASSIGNEE RATE" means, for any Interest Period, an interest rate per annum equal to the Adjusted Eurodollar Rate PLUS 1.50%; PROVIDED, HOWEVER, that, if (x) it shall become unlawful for Citibank, N.A. to obtain funds in the London interbank market in order

                            SERIES 1997-1 SUPPLEMENT
to purchase, fund or maintain its initial investment in the Class A Certificates or any Increase hereunder, or deposits in dollars (in the applicable amounts) are not being offered by Citibank, N.A. in the London interbank market, or (y) Citibank, N.A. is unable to establish the Adjusted Eurodollar Rate for any applicable period due to circumstances affecting the London interbank market generally, or (z) a Series 1997-1 Majority in Interest of the Class A Certificateholders or the Collateral Investor Certificateholders notifies the Transferor and the Program Agent of their determination that the Adjusted Eurodollar Rate will not adequately reflect the cost of funding or maintaining the Class A Invested Amount or Collateral Invested Amount, respectively (until a Series 1997-1 Majority in Interest of such Class A Certificateholders or Collateral Investor Certificateholders, as applicable, shall have notified the Transferor and the Program Agent that such Series 1997-1 Majority in Interest has determined that the Adjusted Eurodollar Rate will adequately reflect such cost), then, in each case, the Assignee Rate shall be the Alternate Base Rate in effect from time to time PLUS 1/2 of 1%; PROVIDED FURTHER that following the occurrence and during the continuation of an Early Amortization Period, the "Assignee Rate" shall be the applicable interest rate per annum determined pursuant to the provisions set forth above PLUS 1/2 of 1% per annum.

                  "AVAILABLE PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, the sum of (i) the portion of all Collections of Principal Receivables allocated to Series 1997-1 pursuant to Section 4.03(b) of the Pooling and Servicing Agreement for the most recently ended Due Period, (ii) any Series 1997-1 Shared Principal Collections for such Distribution Date and (iii) any other amounts which, pursuant to Article III hereof, are to be treated as "Available Principal Collections" for such Distribution Date.

                  "BREAKAGE COSTS" means (a) with respect to CRC and for each reduction of the Series Invested Amount other than on a Distribution Date, the amount, if any, by which (i) the additional interest at the applicable Certificate Rate (calculated without taking into account any breakage costs) which would have accrued on an amount equal to the amount of such reduction of the Series Invested Amount from the time of such reduction to the Distribution Date next succeeding such reduction exceeds (ii) the income received by CRC to the Distribution Date next succeeding such reduction from investing the proceeds of such reduction of the Series Invested Amount or (b) with respect to a Liquidity Provider or Collateral Investor, as the case may be, and for each reduction of the Series Invested Amount other than on a Distribution Date, an amount equal to the sum of (i) the additional interest at the applicable Certificate Rate (calculated without taking into account any breakage costs) which would have accrued on an amount equal to the amount of such reduction of the Series Invested Amount, or its PRO RATA portion thereof, from the time of such reduction through the last day of the period for which the Adjusted Eurodollar Rate has been set MINUS (ii) the income received by such Liquidity Provider or Collateral Investor, as the case may be, through the last day of such period from investing the proceeds of such reductions of the Series Invested Amount, or its PRO RATA portion


                            SERIES 1997-1 SUPPLEMENT
of such proceeds, PLUS (iii) any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Liquidity Provider or Collateral Investor, as the case may be, to fund or maintain its share of the Series Invested Amount; PROVIDED that, if the Assignee Rate at the time of such reduction is determined by reference to the Alternate Base Rate, then the amount under this clause (b) shall be deemed to be zero.

                  "CAP AGREEMENT" means the interest rate cap agreement dated December 30, 1997 between the Parent and the Cap Provider, for the benefit of the Class A Certificateholders and the Collateral Investor Certificateholders (together with the Payment Letter dated the Closing Date, from the Parent to the Cap Provider), in substantially the form attached hereto as Exhibit C, or any Replacement Cap Agreement therefor.

                  "CAP PAYMENT" means, with respect to any Distribution Date, the payment made by the Cap Provider to the Trust, on or prior to the Deposit Date, pursuant to the Cap Agreement.

                  "CAP PROVIDER" means Citibank, N.A., or any successor or assign thereto appointed as provided in the Cap Agreement, in its individual capacity pursuant to the Cap Agreement, or if any Replacement Cap Agreement is obtained therefor pursuant to Section 3.08, the Replacement Cap Provider.

                  "CERTIFICATE RATE" means, as applicable, the Class A Certificate Rate, the Collateral Investor Certificate Rate or the Subordinated Transferor Certificate Rate.

                  "CLASS A AVAILABLE FUNDS" means, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Class A Floating Allocation for the most recently ended Due Period and (ii) an amount equal to (A) the aggregate amount of Collections of Finance Charge Receivables allocated to Series 1997-1 pursuant to Section 4.03(b) of the Pooling and Servicing Agreement for the most recently ended Due Period PLUS (B) any amounts allocable as Collections of Finance Charge Receivables pursuant to
Section 4.03(d) of the Pooling and Servicing Agreement LESS (C) the aggregate amount of such Collections of Finance Charge Receivables allocated pursuant to
Section 3.03(a) for such Distribution Date and (b) an amount equal to the product of the Swap Payment with respect to such Distribution Date and the Class A Swap Allocation with respect to such Distribution Date.

                  "CLASS A CERTIFICATE RATE" means (a) unless the Program Agent notifies the Transferor and the Servicer that the Class A Invested Amount, or a portion thereof, will not be funded by the issuance of CP Notes, the CP Rate; or
(b) to the extent the Program Agent has provided such notice, a per annum rate equal to the Assignee Rate.



                            SERIES 1997-1 SUPPLEMENT

                  "CLASS A CERTIFICATEHOLDER" means any Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "CLASS A CERTIFICATES" shall have the meaning specified in
Section 1.01(a) hereof.

                  "CLASS A EXPECTED FINAL PAYMENT DATE" means the March 20, 2001 Distribution Date.

                  "CLASS A FLOATING ALLOCATION" means, with respect to any Due Period, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the close of business on the last day of the most recently ended Due Period and the denominator of which is equal to the Series Invested Amount as of the close of business on such last day; PROVIDED, HOWEVER, that, with respect to the initial Due Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Series Invested Amount and the denominator of which is the Initial Series Invested Amount.

                  "CLASS A INITIAL SERIES INVESTED AMOUNT" means the aggregate initial principal amount of the Class A Certificates, which is $117,000,000.

                  "CLASS A INVESTED AMOUNT" means, at any time, an amount equal to (a) the Class A Initial Series Invested Amount, PLUS (b) the aggregate amount of Increases after the Closing Date, MINUS (c) the aggregate amount of Collections of Principal Receivables previously allocated under Section 3.02(b)(i), and distributed under Section 4.02(c) to Class A Certificateholders MINUS (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs prior to such time over the aggregate cumulative amount allocated in respect of Class A Investor Charge-Offs pursuant to Section 3.04(d) prior to such time; PROVIDED, HOWEVER, that the Class A Invested Amount may not be reduced below zero.

                  "CLASS A INVESTOR CHARGE-OFF" shall have the meaning specified in Section 3.05(a).

                  "CLASS A INVESTOR LOSS AMOUNT" means, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the most recently ended Due Period and (b) the Class A Floating Allocation applicable for such Due Period.

                  "CLASS A MONTHLY INTEREST" means, with respect to any Distribution Date, an amount equal to:




                            SERIES 1997-1 SUPPLEMENT

     [   CR X IA X IP   ]   +   [  DA +     [     (CR + 2.0%) X DA X IP ] ]
         ------------                             ---------------------
              YR                                            YR


wherein:          CR  =     the Class A Certificate Rate in effect on the day
                            immediately preceding such Distribution Date.

                  IA = with respect to the initial Distribution Date, the Class A Initial Series Invested Amount or, with respect to any other Distribution Date the Class A Invested Amount determined as of the day immediately preceding such Distribution Date.

                  IP = the number of days in the period from and including the immediately preceding Distribution Date to but excluding the current Distribution Date.

                  DA = with respect to the initial Distribution Date, zero or, with respect to any other Distribution Date, the amount of any portion of the Class A Monthly Interest with respect to each prior Distribution Date which has not been distributed to the Class A Certificateholders.

                  YR = 360, or, if the Class A Certificate Rate in effect on the day immediately preceding such Distribution Date is based on the Alternate Base Rate, 365.

                  "CLASS A MONTHLY SERVICING FEE" means, with respect to any Distribution Date, the product of (i) the Investor Monthly Servicing Fee for such Distribution Date and (ii) the Class A Floating Allocation with respect to the most recently ended Due Period.

                  "CLASS A REQUIRED AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (a) the sum of (i) the Class A Monthly Interest for such Distribution Date, PLUS (ii) the Class A Monthly Servicing Fee for such Distribution Date, PLUS (iii) the Class A Monthly Servicing Fee, if any, due but not paid on any prior Distribution Date, PLUS
(iv) the Class A Investor Loss Amount, if any, for such Distribution Date, exceeds (b) the aggregate amount of the Class A Available Funds allocated to the Class A Certificateholders pursuant to Section 3.03 in respect thereof on such Distribution Date.

                  "CLASS A SWAP ALLOCATION" means, with respect to any Distribution Date, a fraction the numerator of which is the Class A Invested Amount as of the close of business on the last day of the most recently ended Due Period and the denominator of which is equal to

                            SERIES 1997-1 SUPPLEMENT
the sum of the Class A Invested Amount and the Collateral Invested Amount, in each case as of the close of business on such last day.

                  "CLOSING DATE" means, with respect to Series 1997-1, December 30, 1997.

                  "COLLATERAL INVESTED AMOUNT" means, at any time, an amount equal to (a) the Collateral Investor Initial Series Invested Amount, MINUS (b) the aggregate amount of Collections of Principal Receivables previously allocated under Section 3.02(b)(ii), and distributed under Section 4.02(d) to Collateral Investor Certificateholders, MINUS (c) the aggregate amount of Collateral Investor Charge-Offs prior to such time, MINUS (d) the aggregate amount of Reallocated Collateral Investor Principal Collections prior to such time, MINUS (e) without duplication with the foregoing clause (c), an amount equal to the amount by which the Collateral Invested Amount has been reduced prior to such time pursuant to Section 3.05, PLUS (f) the aggregate amounts allocated pursuant to Section 3.04(f) with respect to amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and distributed in respect thereof prior to such time; PROVIDED, HOWEVER, that the Collateral Invested Amount may not be reduced below zero or increased above the Collateral Investor Initial Series Invested Amount.

                  "COLLATERAL INVESTOR AVAILABLE FUNDS" means, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Collateral Investor Floating Allocation for the most recently ended Due Period and (ii) an amount equal to (A) the aggregate amount of Collections of Finance Charge Receivables allocated to Series 1997-1 pursuant to Section 4.03(b) of the Pooling and Servicing Agreement for the most recently ended Due Period PLUS (B) any amounts allocable as Collections of Finance Charge Receivables pursuant to
Section 4.03(d) of the Pooling and Servicing Agreement LESS (C) the aggregate amount of such Collections of Finance Charge Receivables allocated pursuant to
Section 3.03(a) hereof for such Distribution Date and (b) an amount equal to the product of the Swap Payment with respect to such Distribution Date and the Collateral Investor Swap Allocation with respect to such Distribution Date.

                  "COLLATERAL INVESTOR CERTIFICATEHOLDER" means any Person in whose name a Collateral Investor Certificate is registered in the Certificate Register.

                  "COLLATERAL INVESTOR CERTIFICATE RATE" means the Assignee
Rate.

                  "COLLATERAL INVESTOR CERTIFICATES" shall have the meaning specified in Section 1.01(a) hereof.

                  "COLLATERAL INVESTOR CHARGE-OFF" shall have the meaning specified in Section 3.05(b).


                            SERIES 1997-1 SUPPLEMENT

                  "COLLATERAL INVESTOR EXPECTED FINAL PAYMENT DATE" means December 30, 2001.

                  "COLLATERAL INVESTOR FLOATING ALLOCATION" means, with respect to any Due Period, the percentage equivalent of a fraction, the numerator of which is the Collateral Invested Amount as of the close of business on the last day of the most recently ended Due Period and the denominator of which is equal to the Series Invested Amount as of the close of business on such last day; PROVIDED, HOWEVER, that, with respect to the first Due Period, the Collateral Investor Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Investor Initial Series Invested Amount and the denominator of which is the Initial Series Invested Amount.

                  "COLLATERAL INVESTOR INITIAL SERIES INVESTED AMOUNT" means the aggregate initial principal amount of the Collateral Investor Certificates, which is $8,000,000.

                  "COLLATERAL INVESTOR LOSS AMOUNT" means, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the most recently ended Due Period and (b) the Collateral Investor Floating Allocation applicable for such Due Period.

                  "COLLATERAL INVESTOR MONTHLY INTEREST" means, with respect to any Distribution Date, an amount equal to:


     [   CR X IA X IP   ]   +   [  DA +     [     (CR + 2.0%) X DA X IP     ] ]
         ------------                             ---------------------
              YR                                            YR


wherein:          CR  =     the Collateral Investor Certificate Rate in effect
                            on the day immediately preceding such Distribution
                            Date.

                  IA = with respect to the initial Distribution Date, the Collateral Investor Initial Series Invested Amount or, with respect to any other Distribution Date the Collateral Invested Amount determined as of the day immediately preceding such Distribution Date.

                  IP = the number of days in the period from and including the immediately preceding Distribution Date to but excluding the current Distribution Date.


                            SERIES 1997-1 SUPPLEMENT

                  DA = with respect to the initial Distribution Date, zero or, with respect to any other Distribution Date, the amount of any portion of the Collateral Investor Monthly Interest with respect to each prior Distribution Date which has not been distributed to the Collateral Investor Certificateholders.

                  YR = 360, or, if the Collateral Investor Certificate Rate in effect on the day immediately preceding such Distribution Date is based on the Alternate Base Rate, 365.


                  "COLLATERAL INVESTOR MONTHLY SERVICING FEE" means, with respect to any Distribution Date, the product of (i) the Investor Monthly Servicing Fee for such Distribution Date and (ii) the Collateral Investor Floating Allocation with respect to the most recently ended Due Period.

                  "COLLATERAL INVESTOR REQUIRED AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (a) the sum of (i) the Collateral Investor Monthly Interest for such Distribution Date, PLUS (ii) the Collateral Investor Monthly Servicing Fee for such Distribution Date, PLUS (iii) the Collateral Investor Monthly Servicing Fee, if any, due but not paid on any prior Distribution Date, PLUS (iv) the Collateral Investor Loss Amount, if any, for such Distribution Date, exceeds (b) the aggregate amount of the Collateral Investor Available Funds allocated to the Collateral Investor Certificateholders pursuant to Section 3.03 in respect thereof on such Distribution Date.

                  "COLLATERAL INVESTOR SWAP ALLOCATION" means, with respect to any Distribution Date, a fraction the numerator of which is the Collateral Invested Amount as of the close of business on the last day of the most recently ended Due Period and the denominator of which is equal to the sum of the Class A Invested Amount and the Collateral Invested Amount, in each case as of the close of business on such last day.

                  "CP NOTE" means any promissory note issued by CRC or any other securitization company administered by Citicorp North America, Inc., which is an assignee of CRC under the Transaction Documents.

                  "CP RATE" means, with respect to CRC and any other securitization company administered by Citicorp North America, Inc., which is an assignee of CRC under the Transaction Documents, for each Interest Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by CRC or such other company from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) with respect to those CP Notes issued by CRC or such other company that are allocated, in whole

                            SERIES 1997-1 SUPPLEMENT
or in part, by the Program Agent (on behalf of CRC or such other company) to fund the purchase or maintenance of the Class A Invested Amount during such Interest Period, as determined by the Program Agent (on behalf of CRC and any such company) and reported to the Transferor and the Servicer, which rates shall reflect and give effect to the commissions of placement agents and dealers with respect to such CP Notes, to the extent such commissions are allocated, in whole or in part, to such CP Notes by the Program Agent (on behalf of CRC and any such company); PROVIDED, HOWEVER, that, if any component of such rate is a discount rate, in calculating the "CP Rate" for such Interest Period, the Program Agent shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum.

                  "CRC" means Corporate Receivables Corporation, a California corporation.

                  "CUMULATIVE PRINCIPAL SHORTFALL" means, as of any Distribution Date during the Amortization Period or Early Amortization Period, the sum of the Principal Shortfalls for each Series in Group One that is a Principal Sharing Series.

                  "DEPOSIT DATE" means, with respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

                  "DILUTED RECEIVABLE" means that portion (and only that portion) of any Receivable which is reduced or cancelled as a result of (i) any failure by any Originator to deliver any merchandise or provide any services or otherwise to perform under the underlying Cardholder Agreement or invoice, (ii) any change in the terms of, or cancellation of, a Cardholder Agreement or invoice or any other adjustment which reduces the amount payable by the Obligor on the related Receivable or Account or (iii) any set-off by an Obligor in respect of any claim by such Obligor as to amounts owed by it on the related Receivable or Account; PROVIDED that Diluted Receivables are calculated assuming that all chargebacks are resolved in the Obligor's favor and do not include contractual adjustments to the amount payable by an Obligor that are eliminated from the Receivables balance sold to the Trust through a reduction in the Purchase Price for the related Receivable.

                  "DILUTION RATIO" means, as of any date, the fraction (i) the numerator of which is an amount equal to the Dilution Amount for the Due Period most recently ended and (ii) the denominator of which is the aggregate outstanding balance of all Principal Receivables in the Trust Assets on the last day of the Due Period immediately preceding such most recently ended Due Period; PROVIDED, HOWEVER, that, with respect to any date during the initial Due Period, such denominator shall be the aggregate outstanding balance of all Principal Receivables of the Originators on November 29, 1997.



                            SERIES 1997-1 SUPPLEMENT

                  "DISTRIBUTION DATE" shall have the meaning specified in the Pooling and Servicing Agreement, and the initial Distribution Date shall be February 20, 1998.

                  "EARLY AMORTIZATION PERIOD" means the period commencing at the close of business on the Business Day immediately preceding the day on which a Series Early Amortization Event with respect to Series 1997-1 occurs and ending on the Series 1997-1 Termination Date.

                  "ENHANCEMENT PROVIDER" shall not be applicable to this Series 1997-1.

                  "EXCESS SPREAD" means with respect to any Distribution Date, the sum of the amounts with respect to such Distribution Date, if any, constituting Excess Spread pursuant to Sections 3.03(b)(iv), 3.03(c)(iv) and 3.03(d)(ii).

                  "EXCESS SPREAD PERCENTAGE" means, as of any date of determination, the Portfolio Yield on such date MINUS the sum of (i) the Class A Certificate Rate in effect on such date multiplied by a fraction the numerator of which is equal to the Class A Invested Amount on such date and the denominator of which is equal to the sum of the Class A Invested Amount and the Collateral Invested Amount on such date, (ii) the Collateral Investor Certificate Rate in effect on such date multiplied by a fraction the numerator of which is equal to the Collateral Invested Amount on such date and the denominator of which is equal to the sum of the Class A Invested Amount and the Collateral Invested Amount on such date and (iii) the Series Servicing Fee Percentage.

                  "FINANCE CHARGE SHORTFALL" means, with respect to Series 1997-1, for any Distribution Date, the excess, if any, of the full amount required to be allocated pursuant to Sections 3.03 and 3.04 on such Distribution Date over the amount not allocated pursuant to such Sections.

                  "GROUP ONE" means Series 1997-1, and each other Series specified in the related Supplement to be included in Group One.

                  "INCREASE" means the amount of each increase in the Class A Invested Amount pursuant to the terms of the Certificate Purchase Agreement relating to Series 1997-1.

                  "INITIAL SERIES INVESTED AMOUNT" the sum of the Class A Initial Series Invested Amount, the Collateral Investor Initial Series Invested Amount and the Subordinated Transferor Initial Invested Amount.


                            SERIES 1997-1 SUPPLEMENT

                  "INTEREST PERIOD" means, with respect to any Distribution Date, (i) with respect to the CP Rate and the Alternate Base Rate, the period from the Closing Date to the first Distribution Date after the Closing Date and thereafter a period from each Distribution Date to the next succeeding Distribution Date, and (ii) with respect to the Adjusted Eurodollar Rate, the period from the Closing Date to the first Distribution Date after the Closing Date and thereafter a period from each Distribution Date to the first or, upon the request of the Transferor and with the consent of the Program Agent, second or third next succeeding Distribution Date.

                  "INTEREST RATE PROTECTION AGREEMENT" means each of the Swap Agreement and the Cap Agreement.


                  "INVESTOR CERTIFICATEHOLDER" means (a) with respect to the Class A Certificates, any Class A Certificateholder, (b) with respect to the Collateral Investor Certificates, any Collateral Investor Certificateholder, and
(c) with respect to the Subordinated Transferor Certificate, any Subordinated Transferor Certificateholder.

                  "INVESTOR CERTIFICATES" means the Class A Certificates, the Collateral Investor Certificates and the Subordinated Transferor Certificate.

                  "INVESTOR LOSS AMOUNT" means, with respect to any Distribution Date, the portion of the Loss Amounts allocated to Series 1997-1 pursuant to
Section 4.03(b) of the Pooling and Servicing Agreement for the related Due
Period.

                  "INVESTOR MONTHLY SERVICING FEE" means, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Series Invested Amount as of the last day of the most recent Due Period preceding such Distribution Date; PROVIDED, HOWEVER, that with respect to the initial Distribution Date, the Investor Monthly Servicing Fee shall be equal to $226,667.

                  "LIQUIDITY PROVIDER" means any liquidity provider specified in the Certificate Purchase Agreement for Series 1997-1 and any of its successors and assigns.

                  "NET LOSS PERCENTAGE" means at any date, the amount equal to, in percentage terms, the aggregate outstanding balance of the Principal Receivables relating to all Accounts which any Originator or the Servicer has charged off pursuant to the Cardholder Guidelines (net of Recoveries) during the Due Period most recently ended DIVIDED BY an amount equal to the aggregate outstanding balance of all Principal Receivables in the Trust Assets on the last day of the Due Period immediately preceding such most recently ended Due Period; PROVIDED, HOWEVER, that, with respect to any date during the initial Due Period, such aggregate
                            SERIES 1997-1 SUPPLEMENT
outstanding balance shall be the aggregate outstanding balance of all Principal Receivables of the Originators on November 29, 1997.

                  "PORTFOLIO YIELD" means, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (i) the product of the Floating Allocation Percentage for such Due Period and the aggregate amount of Collections of Finance Charge Receivables for such Due Period, (ii) any Series 1997-1 Shared Excess Finance Charge Collections for the related Distribution Date, (iii) the aggregate amount of interest or other proceeds earned on amounts on deposit in any Series Account during such Due Period and (iv) the aggregate amount of Swap Payments received by the Trust during such Due Period, such sum to be calculated on a cash basis after subtracting the Investor Loss Amount for such Due Period, and the denominator of which is the Series Invested Amount as of the last day of the preceding Due Period (or with respect to the initial Due Period, the Initial Series Invested Amount).

                  "PRINCIPAL COLLECTION ACCOUNT" shall have the meaning specified in Section 3.09.

                  "PRINCIPAL SHORTFALL" means, on any Distribution Date during the Amortization Period or the Early Amortization Period, the amount by which the Series Invested Amount exceeds the Available Principal Collections for such Distribution Date.

                  "PROGRAM AGENT" means Citicorp North America, Inc., in its capacity as agent for CRC.

                  "PROGRAM AGENT'S ACCOUNT" shall have the meaning specified in the Certificate Purchase Agreement for Series 1997-1.

                  "RATING AGENCY" means Moody's and Standard & Poor's.

                  "REALLOCATED COLLATERAL INVESTOR PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, the aggregate amount of Available Principal Collections allocated in accordance with Sections 3.02(a)(i) and 3.02(a)(ii) and distributed accordingly on such Distribution Date, LESS the aggregate amount of Reallocated Subordinated Transferor Principal Collections on such Distribution Date.

                  "REALLOCATED SUBORDINATED TRANSFEROR PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, the aggregate amount of Available Principal Collections allocated in accordance with Sections 3.02(a)(i) and 3.02(a)(ii) on such Distribution Date in an amount not to exceed the lesser of
(a) the product of (i) the Subordinated Transferor Floating

                            SERIES 1997-1 SUPPLEMENT

Allocation with respect to the most recently ended Due Period, and (ii) the amount of Available Principal Collections with respect to such Distribution Date and (b) the Subordinated Transferor Invested Amount on such Distribution Date.

                  "REPLACEMENT CAP AGREEMENT" means any replacement interest rate cap agreement between the Trust and the Replacement Cap Provider having substantially similar terms and conditions to the Cap Agreement (including the Payment Letter referred to in the definition thereof) it replaces.

                  "REPLACEMENT CAP PROVIDER" means the replacement cap provider named in the Replacement Cap Agreement.

                  "REPLACEMENT SWAP AGREEMENT" means any replacement interest rate swap agreement between the Parent and the Replacement Swap Provider having substantially similar terms and conditions to the Swap Agreement (including the Payment Letter referred to in the definition thereof) it replaces.

                  "REPLACEMENT SWAP PROVIDER" means the replacement swap provider named in the Replacement Swap Agreement.

                  "RESERVE ACCOUNT" shall have the meaning specified in Section 3.07.

                  "RESERVE ACCOUNT REQUIRED BALANCE" means $700,000.

                  "REVOLVING PERIOD" means the period from and including the Closing Date to, but not including, the earlier of (i) the day the Amortization Period commences or (ii) the day any Early Amortization Period commences.

                  "SERIES DISCOUNT FACTOR" means, for this Series 1997-1, with respect to any date of determination, an amount (expressed as a percentage) determined in accordance with the following formula:

                                    [[PY- (BR + 1% )] / TR] * FAP

wherein:          BR  =             The sum (expressed as a percentage) of (a)
                                    the sum of (i) a fraction, the numerator of which is the product of the Class A
                                    Certificate Rate for the most recently ended
                                    Due Period and the Class A Invested Amount as of the last day of such Due Period, and the denominator of which is the Series
                                    Invested Amount as of such last day, (ii) a fraction, the numerator of which is the product of the Collateral

                            SERIES 1997-1 SUPPLEMENT

                                    Investor Certificate Rate for the most
                                    recently ended Due Period and the Collateral
                                    Invested Amount as of the last day of such Due Period, and the denominator of which is the Series Invested Amount as of such last day and (iii) a fraction, the numerator of which is the product of the Subordinated Transferor Certificate Rate for the most recently ended Due Period and the Subordinated Transferor Invested Amount as of the last day of such Due Period, and the denominator of which is the Series Invested Amount as of such last day and (b) the Series Servicing Fee Percentage per annum in effect on such date.

                  PY          =     The Portfolio Yield for such Series for the
                                    most recently ended Due Period.


                  TR          =     The annualized average (expressed as a
                                    percentage) of, for each of the three Due
                                    Periods most recently ended on or before such date, a fraction the numerator of which is the aggregate principal amount (measured for each Receivable at the time of acquisition) of all Receivables that were acquired by the Trust during each such Due
                                    Period and the denominator of which is the aggregate outstanding principal balance of all Receivables as of the last day of each such Due Period.

                  FAP         =     The Floating Allocation Percentage for such
                                    Series for the most recently ended Due
                                    Period.

                  "SERIES INVESTED AMOUNT" means, on any date of determination and with respect to Series 1997-1, an amount equal to the sum of (a) the Class A Invested Amount, (b) the Collateral Invested Amount and (c) the Subordinated Transferor Invested Amount, each as of such date.

                  "SERIES 1997-1" means the Series of the Elder-Beerman Master Trust represented by the Series 1997-1 Certificates.

                  "SERIES 1997-1 CERTIFICATEHOLDER" means any Person in whose name a Series 1997-1 Certificate is registered in the Certificate Register.

                  "SERIES 1997-1 CERTIFICATES" means the Class A Certificates, the Collateral Investor Certificates and the Subordinated Transferor Certificate.



                            SERIES 1997-1 SUPPLEMENT

                  "SERIES 1997-1 LOAN AGREEMENT" means the agreement among the Transferor, the Servicer, the Trustee and the Collateral Investor
Certificateholder, dated as of the Closing Date, as amended, supplemented or otherwise modified from time to time.

                  "SERIES 1997-1 MAJORITY IN INTEREST" means, with respect to either the Class A Certificateholders or the Collateral Investor
Certificateholders, the holders of Certificates evidencing 51% or more of the aggregate Class A Invested Amount or Collateral Invested Amount, respectively.

                  "SERIES 1997-1 MONTHLY PROGRAM FEES" means, with respect to any Distribution Date, an amount equal to the fees accrued and payable on such Distribution Date pursuant to the Fee Letter.

                  "SERIES 1997-1 MONTHLY TRUSTEE'S FEE" means, with respect to any Distribution Date, the amount agreed upon from time to time by the Trustee, the Servicer and the Program Agent as the fee accrued and payable on such Distribution Date to the Trustee with respect to the Agreement and this Supplement.

                  "SERIES 1997-1 SHARED EXCESS FINANCE CHARGE COLLECTIONS" means the portion of Shared Excess Finance Charge Collections allocated to Series 1997-1 pursuant to Section 4.03(f) of the Pooling and Servicing Agreement.

                  "SERIES 1997-1 SHARED PRINCIPAL COLLECTIONS" means the portion of Shared Principal Collections allocated to Series 1997-1 pursuant to Sections 4.03(d) and 4.03(e) of the Pooling and Servicing Agreement.

                  "SERIES 1997-1 TERMINATION DATE" means the earliest to occur of (i) the Distribution Date on which all amounts payable in respect of the Series 1997-1 Certificates have been paid in full, (ii) the April 20, 2005 Distribution Date or (iii) the date of termination of the Trust pursuant to
Section 12.01 of the Pooling and Servicing Agreement.

                  "SERIES SERVICING FEE PERCENTAGE" means 2.0%.

                  "SHARED EXCESS FINANCE CHARGE COLLECTIONS" means, with respect to any Distribution Date, the amount specified in Section 3.04(o) as constituting "Shared Excess Finance Charge Collections."

                  "SHARED PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, the aggregate amounts allocated to the Investor Certificates pursuant to Section 3.02(b)(iv) to be treated as "Shared Principal Collections."


                            SERIES 1997-1 SUPPLEMENT

                  "SPREAD ACCOUNT" shall have the meaning specified in Section 3.06.

                  "SUBORDINATED TRANSFEROR AVAILABLE FUNDS" means, with respect to any Distribution Date, an amount equal to (a) the product of the Subordinated Transferor Floating Allocation for the most recently ended Due Period and (b) an amount equal to (A) Collections of Finance Charge Receivables allocated to Series 1997-1 pursuant to Section 4.03(b) of the Pooling and Servicing Agreement for the most recently ended Due Period PLUS (B) any amounts allocable as Collections of Finance Charge Receivables pursuant to Section 4.03(d) of the Pooling and Servicing Agreement LESS (C) the amount of such Collections of Finance Charge Receivables allocated pursuant to Section 3.03(a) hereof for such Distribution Date.


                  "SUBORDINATED TRANSFEROR CERTIFICATEHOLDER" means any person in whose name a Subordinated Transferor Certificate is registered in the Certificate Register.

                  "SUBORDINATED TRANSFEROR CERTIFICATE RATE" means a per annum rate equal to 0.25% per annum in excess of the Collateral Investor Certificate Rate.

                  "SUBORDINATED TRANSFEROR CERTIFICATE" shall have the meaning specified in Section 1.01(a) hereof.

                  "SUBORDINATED TRANSFEROR CHARGE-OFF" shall have the meaning specified in Section 3.05(c) hereof.

                  "SUBORDINATED TRANSFEROR FLOATING ALLOCATION" means, with respect to any Due Period, the percentage equivalent of a fraction, the numerator of which is the Subordinated Transferor Invested Amount as of the close of business on the last day of the most recently ended Due Period and the denominator of which is equal to the Series Invested Amount as of the close of business on such last day; PROVIDED, HOWEVER, that, with respect to the first Due Period, the Subordinated Transferor Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Subordinated Transferor Initial Invested Amount and the denominator of which is the Initial Series Invested Amount.

                  "SUBORDINATED TRANSFEROR INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Subordinated Transferor Invested Amount, which is $8,000,000.

                  "SUBORDINATED TRANSFEROR INTEREST MONTHLY SERVICING FEE" means, with respect to any Distribution Date, the product of (i) the Investor Monthly Servicing Fee for such Distribution Date and (ii) the Subordinated Transferor Floating Allocation for the most recently ended Due Period.


                            SERIES 1997-1 SUPPLEMENT

                  "SUBORDINATED TRANSFEROR INVESTED AMOUNT" means, at any time, an amount equal to (a) the Subordinated Transferor Initial Invested Amount, MINUS (b) the aggregate amount of Collections of Principal Receivables previously allocated under Section 3.02(b)(iii), and distributed under Section 4.02(e) to the Subordinated Transferor Certificateholders, MINUS (c) the aggregate amount of Subordinated Transferor Charge-Offs prior to such time, MINUS (d) the aggregate amount of Reallocated Subordinated Transferor Principal Collections prior to such time, MINUS (e) without duplication with the foregoing clause (c), an amount equal to the amount by which the Subordinated Transferor Invested Amount has been reduced prior to such time pursuant to Section 3.05, PLUS (f) the aggregate amounts allocated pursuant to Section 3.04(m) with respect to amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and distributed in respect thereof prior to such time; PROVIDED, HOWEVER, that the Subordinated Transferor Invested Amount may not be reduced below zero or increased above the Subordinated Transferor Initial Invested Amount.

                  "SUBORDINATED TRANSFEROR LOSS AMOUNT" means, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the most recently ended Due Period and (b) the Subordinated Transferor Floating Allocation applicable for such Due Period.

                  "SUBORDINATED TRANSFEROR MONTHLY INTEREST" means, with respect to any Distribution Date, an amount equal to:

                        ]
         CR X IA X IP       +      DA +           (CR + 2.0%) X DA X IP      ]]
         ------------                             ---------------------
              YR                                            YR


wherein:          CR  =     the Subordinated Transferor Certificate Rate in
                            effect on the day immediately preceding such Distribution Date.

                  IA = with respect to the initial Distribution Date, the Subordinated Transferor Initial Invested Amount or, with respect to any other Distribution Date the Subordinated Transferor Invested Amount determined as of the day immediately preceding such Distribution Date.

                  IP = the number of days in the period from and including the immediately preceding Distribution Date to but excluding the current Distribution Date.


                            SERIES 1997-1 SUPPLEMENT

                  DA = with respect to the initial Distribution Date, zero or, with respect to any other Distribution Date, the amount of any portion of the Subordinated Transferor Monthly Interest with respect to each prior Distribution Date which has not been distributed to the Subordinated Transferor Certificateholders.

                  YR = 360, or, if the Subordinated Transferor Certificate Rate in effect on the day immediately preceding such Distribution Date is based on a Collateral Investor Certificate Rate which is in turn based on the Alternate Base Rate, 365.

                  "SWAP AGREEMENT" means the interest rate swap agreement dated December 30, 1997 between the Parent and the Swap Provider, for the benefit of the Class A Certificateholders and the Collateral Investor Certificateholders, together with the Payment Letter dated the Closing Date, from the Parent to the Swap Provider, in each case in substantially the form attached hereto as Exhibit B, or any Replacement Swap Agreement therefor.

                  "SWAP PAYMENT" means, with respect to any Distribution Date, the sum of (a) the payment made by the Swap Provider to the Trust, if any, on or prior to the Deposit Date, pursuant to the Swap Agreement (so long as such amount is positive) and (b) the Cap Payment for such Distribution Date.

                  "SWAP PROVIDER" means Citibank, N.A., or any successor or assign thereto appointed as provided in the Swap Agreement, in its individual capacity pursuant to the Swap Agreement, or if any Replacement Swap Agreement is obtained therefor pursuant to Section 3.08, the Replacement Swap Provider.



                            SERIES 1997-1 SUPPLEMENT

                                   ARTICLE III

                          RIGHTS OF CERTIFICATEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 3.01. REVOLVING PERIOD DAILY PRINCIPAL ALLOCATIONS.
(a) On any Business Day, prior to the making of any allocations, distributions or deposits pursuant to Sections 3.01(b) and 3.02 below, if any Swap Agreement or Cap Agreement shall cease to be in full force and effect on or prior to such Business Day, the Program Agent may instruct the Trustee in writing to, and the Trustee shall, for the purpose of obtaining a Replacement Swap Agreement or Replacement Cap Agreement, as the case may be, allocate and distribute all Collections of Principal Receivables deposited in the Concentration Account on such Business Day and any credit balance remaining in the Principal Collection Account in accordance with such written instructions, up to the amount required to obtain such Replacement Swap Agreement or Replacement Cap Agreement.

                  (b) On each Business Day during the Revolving Period, the Servicer shall instruct the Trustee by the Daily Report to, and the Trustee shall, with respect to all Collections of Principal Receivables deposited in the Concentration Account on such Business Day and the credit balance remaining in the Principal Collection Account:

                  (i) allocate and distribute to the holder of the Exchangeable Transferor Certificate, such Collections of Principal Receivables and, to the extent such Collections of Principal Receivables are insufficient, the credit balance in the Principal Collection Account, up to an aggregate amount equal to the aggregate outstanding balance of all Principal Receivables Transferred to the Trust on the immediately preceding Business Day;

                  (ii) allocate to and deposit in the Principal Collection Account any remaining balance of such Collections of Principal Receivables.

                  Section 3.02. ALLOCATION OF COLLECTIONS OF PRINCIPAL RECEIVABLES. (a) On each Distribution Date during the Revolving Period, after the allocations required to be made pursuant to Sections 3.03 and 3.04 for such Distribution Date shall have been made, the Servicer shall instruct the Trustee by the Monthly Servicer's Report to, and the Trustee shall, allocate the Available Principal Collections for such Distribution Date in the following priority:

                  (i) to the Class A Certificateholders, in the order of priority and up to the amounts specified in Sections 3.03(b)(i), (ii) and (iii) below, but in an aggregate

                            SERIES 1997-1 SUPPLEMENT
         amount not to exceed an amount equal to the lesser of (x) the product of (1) the sum of the Collateral Investor Floating Allocation and the Subordinated Transferor Floating Allocation, in each case for the most recently ended Due Period, and (2) such Available Principal Collections and (y) the sum of the Collateral Invested Amount and the Subordinated Transferor Invested Amount, in each case, on such Distribution Date;

                  (ii) any remaining balance to the Collateral Investor, in the order of priority and up to the amounts specified in Sections 3.03(c)(i), (ii) and (iii) below, but in an aggregate amount not to exceed an amount equal to the lesser of (A) an amount equal to the sum of (i) the product of (x) the Subordinated Transferor Floating Allocation for the most recently ended Due Period and (y) such Available Principal Collections LESS (ii) the amount allocated to the Class A Certificateholders pursuant to Section 3.02(a)(i) above on such Distribution Date and (B) the Subordinated Transferor Invested Amount on such Distribution Date; and

                  (iii) any remaining balance shall be allocated to the holder of the Exchangeable Transferor Certificate; PROVIDED, HOWEVER, that in no event shall the amount allocated to the holder of the Exchangeable Transferor Certificate pursuant to this Section 3.02(a)(iii) be greater than the Transferor Interest on such Distribution Date.

                  (b) On each Distribution Date during the Amortization Period or Early Amortization Period, the Servicer shall instruct the Trustee by the Monthly Servicer's Report to, and the Trustee shall, allocate the Available Principal Collections for such Distribution Date, PLUS an amount equal to the credit balance in the Principal Collection Account, PLUS an amount equal to the credit balance in the Reserve Account, in the following priority:

                  (i) to the Class A Certificateholders, until the Class A Invested Amount shall be reduced to zero;

                  (ii) any remaining balance, to the Collateral Investor Certificateholders, until the Collateral Invested Amount shall be reduced to zero;

                  (iii) any remaining balance, to the Subordinated Transferor Certificateholders, until the Subordinated Transferor Invested Amount shall be reduced to zero;

                  (iv) any remaining balance or, if less, an amount equal to the product of (1) a fraction, the numerator of which is equal to such Available Principal Collections

                            SERIES 1997-1 SUPPLEMENT
         and the denominator of which is equal to the sum of the Available Principal Collections for each Series (including this Series 1997-1) in Group One that is a Principal Sharing Series for the most recently ended Due Period and (2) the Cumulative Principal Shortfall for such Distribution Date, shall be treated as "Shared Principal Collections" and allocated to Series in Group One which are Principal Sharing Series other than this Series 1997-1; and

                  (v) any remaining balance, to the holder of the Exchangeable Transferor Certificate.

                  Section 3.03. ALLOCATION OF COLLECTIONS OF FINANCE CHARGE RECEIVABLES. On each Distribution Date, the Servicer shall instruct the Trustee by the Monthly Servicer's Report to, and the Trustee shall allocate all Collections of Finance Charge Receivables (including any amounts allocable as Collections of Finance Charge Receivables pursuant to Section 4.03(d) of the Pooling and Servicing Agreement) for the most recently ended Due Period, any Swap Payment for such Distribution Date and, where specified below, the credit balance in each of the Reserve Account and, with respect to Section 3.03(c) below, the Spread Account in the following priority:

                  (a) an amount equal to all such Collections of Finance Charge Receivables for the most recently ended Due Period PLUS, to the extent such amount is insufficient to make the allocations provided for in clauses (i) and (ii) of this Section 3.03(a), an amount equal to the lesser of such insufficiency or the credit balance in the Reserve Account, in the following priority:

                            (i) to the Trustee, up to an amount equal to the Series 1997-1 Monthly Trustee's Fee for such Distribution Date;

                            (ii) any remaining balance to the Program Agent, up
                  to an amount equal to the Series 1997-1 Monthly Program Fees for such Distribution Date; and

                            (iii) any remaining balance to be allocated as
                  provided in Sections 3.03(b), 3.03(c) and 3.03(d) below,

                  (b) a portion of such Collections of Finance Charge Receivables (including any amounts allocable as Collections of Finance Charge Receivables pursuant to Section 4.03(d) of the Pooling and Servicing Agreement) and of any Swap Payment for such Distribution Date equal to the Class A Available Funds for the most recently ended Due Period, PLUS to the extent such amount is insufficient to make the allocations provided for in clauses (i), (ii) and (iii) of this Section 3.03(b), an amount equal to the

                            SERIES 1997-1 SUPPLEMENT
         lesser of such insufficiency or the credit balance remaining in the Reserve Account, in the following priority:

                           (i) to the Class A Certificateholders, up to an
                  amount equal to the Class A Monthly Interest for such Distribution Date;

                            (ii) any remaining balance, up to an amount equal to
                  the Class A Investor Loss Amount, if any, as of such Distribution Date, shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated in accordance with Section 3.02);

                            (iii) any remaining balance, up to an amount equal
                  to the Class A Monthly Servicing Fee for such Distribution Date PLUS the amount of any Class A Monthly Servicing Fee for each prior Distribution Date which has not been distributed to the Servicer, to the Servicer; and

                            (iv) any remaining balance as "Excess Spread", to be
                  allocated as set forth in Section 3.04,

                  (c) a portion of such Collections of Finance Charge Receivables (including any amounts allocable as Collections of Finance Charge Receivables pursuant to Section 4.03(d) of the Pooling and Servicing Agreement) and of any Swap Payment for such Distribution Date equal to the Collateral Investor Available Funds for the most recently ended Due Period, PLUS, to the extent such amount and the amount allocated pursuant to the proviso to this Section 3.03(c) are insufficient to make the allocations provided for in clauses (i), (ii) and (iii) of this Section 3.03(c), an amount equal to the lesser of such insufficiency or the credit balance remaining in the Reserve Account, in the following priority:

                           (i) to the Collateral Investor Certificateholders, up
                  to an amount equal to the Collateral Investor Monthly Interest for such Distribution Date;

                            (ii) any remaining balance, up to an amount equal to
                  the Collateral Investor Loss Amount, if any, as of such Distribution Date, shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated accordingly);

                            (iii) any remaining balance, up to an amount equal
                  to the Collateral Investor Monthly Servicing Fee for such Distribution Date, PLUS the amount of

                            SERIES 1997-1 SUPPLEMENT
                  any Collateral Investor Monthly Servicing Fee due but not paid to the Servicer on any prior Distribution Date, to the Servicer; and

                            (iv) any remaining balance as "Excess Spread", to be
                  allocated as set forth in Section 3.04;

         PROVIDED, HOWEVER, that if the Collateral Investor Available Funds and any amounts on deposit in the Reserve Account are insufficient to allocate fully for the amounts specified in clauses (i), (ii) and (iii) above, an amount equal to the lesser of such insufficiency or the credit balance remaining in the Spread Account shall be allocated in accordance with such clauses, and

                  (d) a portion of such Collections of Finance Charge Receivables (including any amounts allocable as Collections of Finance Charge Receivables pursuant to Section 4.03(d) of the Pooling and Servicing Agreement) equal to the Subordinated Transferor Available Funds for the most recently ended Due Period, in the following priority:

                            (i) to the Servicer, up to an amount equal to the
                  Subordinated Transferor Interest Monthly Servicing Fee for such Distribution Date, PLUS the amount of any Subordinated Transferor Interest Monthly Servicing Fee for each prior Distribution Date which has not been distributed to the Servicer; and

                            (ii) any remaining balance as "Excess Spread", to be
                  allocated as set forth in Section 3.04.

                  Section 3.04. EXCESS SPREAD. On each Distribution Date, the Servicer shall instruct the Trustee by the Monthly Servicer's Report to allocate Excess Spread, Series 1997-1 Shared Excess Finance Charge Collections and, after allocations, if any, on such Distribution Date pursuant to Section 3.03(c) shall have been made, the credit balance in the Spread Account, in each case with respect to the most recently ended Due Period, in the following priority:

                  (a) to the Trustee, up to an amount equal to any portion of the Series 1997-1 Monthly Trustee's Fee for such Distribution Date which shall not have been allocated thereto pursuant to Section 3.02(a)(i);

                  (b) any remaining balance to the Program Agent, up to an amount equal to any portion of the Series 1997-1 Program Fees which shall not have been allocated thereto pursuant to Section 3.02(a)(ii);


                            SERIES 1997-1 SUPPLEMENT

                  (c) any remaining balance to the Class A Certificateholders, up to an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date, allocated in accordance with, and in the priority and up to the amounts set forth in, Section 3.03(b);

                  (d) any remaining balance to the Class A Certificateholders, until the aggregate cumulative amount allocated under this Section 3.04(d) equals the aggregate amount of Class A Investor Charge-Offs, shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated accordingly);

                  (e) any remaining balance to the Collateral Investor Certificateholders, up to an amount equal to the Collateral Investor Required Amount, if any, with respect to such Distribution Date, allocated in accordance with, and in the priority and up to the amounts set forth in, Section 3.03(c);

                  (f) any remaining balance, up to an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced below the Collateral Investor Initial Series Invested Amount, except for reductions pursuant to Section 3.02(b)(ii), shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated accordingly);

                  (g) any remaining balance to the Program Agent, up to an amount equal to the Breakage Costs, if any, for the most recently ended Due Period;

                  (h) any remaining balance, if the Excess Spread Percentage for the three consecutive Due Periods ending immediately before such Distribution Date is less than 1%, up to an amount equal to the excess, if any, of the Collateral Investor Initial Invested Amount over the credit balance in the Spread Account, to be deposited in the Spread Account;

                  (i) at any time after the credit balance in the Reserve Account initially equals or exceeds the Reserve Account Required Balance, any remaining balance shall be allocated to and deposited in the Reserve Account, until the credit balance on deposit in the Reserve Account is equal to at least the Reserve Account Required Balance;

                  (j) any remaining balance to the Servicer, up to an amount equal to the Subordinated Transferor Monthly Servicing Fee for such Distribution Date;


                            SERIES 1997-1 SUPPLEMENT

                  (k) any remaining balance to the Subordinated Transferor Certificateholders, up to an amount equal to the Subordinated Transferor Monthly Interest for such Distribution Date PLUS the amount of any Subordinated Transferor Monthly Interest with respect to each prior Distribution Date which has not been distributed to the Subordinated Transferor Certificateholders;

                  (l) any remaining balance, up to an amount equal to the Subordinated Transferor Loss Amount, if any, for such Distribution Date, shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated accordingly);

                  (m) any remaining balance, up to an amount equal to the aggregate amount by which the Subordinated Transferor Invested Amount has been reduced below the Subordinated Transferor Initial Invested Amount, except for reductions pursuant to Section 3.02(b)(iii), shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated accordingly);

                  (n) any remaining balance to and deposited in the Reserve Account, until the credit balance on deposit in the Reserve Account is equal to at least the Reserve Account Required Balance; and

                  (o) any remaining balance will constitute "Shared Excess Finance Charge Collections" for such Distribution Date and will be available for allocation to other Series in Group One or to the holder of the Exchangeable Transferor Certificate as described in Section 4.03(f) of the Pooling and Servicing Agreement.

         Section 3.05. INVESTOR CHARGE-OFFS. (a) On or before each Distribution Date, the Servicer shall calculate the Class A Investor Loss Amount for such Distribution Date. If, on any Distribution Date, such Class A Investor Loss Amount exceeds the sum of the amounts allocated to the Class A Certificateholders with respect thereto pursuant to Sections 3.03(b) and 3.04 with respect to such Distribution Date, the Subordinated Transferor Invested Amount (after giving effect to reductions thereof for any Reallocated Subordinated Transferor Principal Collections on such Distribution Date) will be reduced by the amount of such excess. In the event that such reduction would cause the Subordinated Transferor Invested Amount to be a negative number, the Subordinated Transferor Invested Amount will be reduced to zero, and the Collateral Invested Amount (after giving effect to reductions thereof for any Reallocated Collateral Investor Principal Collections on such Distribution Date) will be reduced by the amount by which the Subordinated Transferor Invested Amount would have been reduced below zero. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class A

                            SERIES 1997-1 SUPPLEMENT

Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the Class A Investor Loss Amount for such Distribution Date (such reduction being a "CLASS A INVESTOR CHARGE-OFF").

                  (b) On or before each Distribution Date, the Servicer shall calculate the Collateral Investor Loss Amount for such Distribution Date. If on any Distribution Date, such Collateral Investor Loss Amount exceeds the sum of the amounts allocated to the Collateral Investor Certificateholders with respect thereto pursuant to Sections 3.03(c) and 3.04 with respect to such Distribution Date, the Subordinated Transferor Invested Amount (after giving effect to reductions thereof for any Reallocated Subordinated Transferor Principal Collections and any adjustments with respect thereto pursuant to Section 3.05(a) above on such Distribution Date) will be reduced by the amount of such excess. In the event that such reduction would cause the Subordinated Transferor Invested Amount to be a negative number, the Subordinated Transferor Invested Amount (after giving effect to reductions thereof for any Reallocated Subordinated Transferor Principal Collections and any adjustments with respect thereto pursuant to Section 3.05(a) above) will be reduced to zero, and the Collateral Invested Amount (after giving effect to any reduction thereof for any Reallocated Collateral Investor Principal Collections and any adjustments thereto pursuant to Section 3.05(a) above) shall be reduced by the amount by which the Subordinated Transferor Invested Amount would have been reduced below zero, but not by more than the Collateral Investor Loss Amount for such Distribution Date (such reduction being a "COLLATERAL INVESTOR CHARGE-OFF").

                  (c) On or before each Distribution Date, the Servicer shall calculate the Subordinated Transferor Loss Amount for such Distribution Date. If on any Distribution Date, such Subordinated Transferor Loss Amount exceeds the amount allocated to the Subordinated Transferor Certificateholders with respect thereto pursuant to Section 3.04 with respect to such Distribution Date, the Subordinated Transferor Invested Amount (after giving effect to any reduction thereof for any Reallocated Subordinated Transferor Principal Collection and any adjustments thereto pursuant to Sections 3.05(a) and 3.05(b) above) will be reduced by the amount of such excess (such reduction being a "SUBORDINATED TRANSFEROR CHARGE-OFF").

                  Section 3.06. SPREAD ACCOUNT. (a) The Servicer, for the benefit of the Beneficiaries, shall establish and maintain in the United States, in the name of the Trustee, on behalf of the Trust, a segregated trust account with an institution which is and continues to be a Qualified Depository Institution (which shall initially be the Trustee), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries (the "SPREAD ACCOUNT"). The Trustee, for the benefit of the Beneficiaries, shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. Without limiting the rights of the Servicer set forth in Section 3.06(b)

                            SERIES 1997-1 SUPPLEMENT
below, the Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right to deduct from any funds held in the Spread Account for any amount owed to it by the Trustee, the Trust, the Transferor, any Originator or any Certificateholder. If at any time the institution holding the Spread Account ceases to be a Qualified Depository Institution the Transferor shall notify the Trustee, and the Trustee, upon notice by the Servicer (or the Servicer on its behalf) shall promptly establish a new Spread Account with a Qualified Depository Institution meeting the conditions specified above, and shall transfer any cash or any investments to such new Spread Account and, from the date such new Spread Account is established, it shall be the "Spread Account". The Trustee, at the written direction of the Servicer, shall make deposits to and withdrawals from the Spread Account from time to time, at such time and for distributions pursuant to
Section 3.05 of amounts allocated pursuant to Sections 3.03(c) and 3.04 hereof.

                  (b) Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Beneficiaries. The Trustee shall maintain for the benefit of the Beneficiaries possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Spread Account on any Distribution Date, after giving effect to any withdrawals from the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on the following Distribution Date. No Permitted Investment shall be disposed of prior to its maturity.

                  Section 3.07. RESERVE ACCOUNT. (a) The Servicer, for the benefit of the Beneficiaries, shall establish and maintain in the United States, in the name of the Trustee, on behalf of the Trust, a segregated trust account with an institution which is and continues to be a Qualified Depository Institution (which shall initially be the Trustee), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries (the "RESERVE ACCOUNT"). The Trustee, for the benefit of the Beneficiaries, shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. Without limiting the rights of the Servicer set forth in Section 3.07(b) below, the Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right to deduct from any funds held in the Reserve Account for any amount owed to it by the Trustee, the Trust, the Transferor, any Originator or any Certificateholder. If at any time the institution holding the Reserve Account ceases to be a Qualified Depository Institution the Transferor shall notify the Trustee, and the Trustee, upon notice by the Servicer (or the Servicer on its behalf) shall promptly establish a new Reserve Account with a Qualified Depository Institution meeting the conditions specified above, and

                            SERIES 1997-1 SUPPLEMENT
shall transfer any cash or any investments to such new Reserve Account and, from the date such new Reserve Account is established, it shall be the "Reserve Account." The Trustee, at the written direction of the Servicer, shall make deposits to and withdrawals from the Reserve Account from time to time, at such time and for distributions pursuant to Section 3.05 of amounts allocated pursuant to Section 3.03 hereof.

                  (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Beneficiaries. The Trustee shall maintain for the benefit of the Beneficiaries possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on the following Distribution Date. No Permitted Investment shall be liquidated prior to its maturity.

                  Section 3.08. INTEREST RATE SWAPS AND CAPS. (a) The Servicer hereby represents that the Parent has obtained the Swap Agreement for the benefit of the Class A Certificateholders and the Collateral Investor Certificateholders in an aggregate notional amount of at least $115,000,000. The Swap Agreement shall entitle the Parent to receive monthly, on or prior to the Deposit Date, the Swap Payment, if any, as set forth therein.

                  (b) Upon the effectiveness of any Replacement Swap Agreement, the Swap Agreement shall terminate and the Swap Provider shall be released of all future obligations thereunder, PROVIDED that such Swap Provider shall not be released from any obligations which have previously accrued thereunder and shall continue to be obligated to perform such obligations.

                  (c) The Servicer hereby represents that it has obtained the Cap Agreement for the benefit of the Class A Certificateholders and the Collateral Investor Certificateholders in an aggregate notional amount of at least $10,000,000. The Cap Agreement shall entitle the Trust to receive monthly, on or prior to the Deposit Date, the Cap Payment, if any, as set forth therein.

                  (d) Upon the effectiveness of any Replacement Cap Agreement, the Cap Agreement shall terminate and the Cap Provider shall be released of all future obligations thereunder, PROVIDED that such Cap Provider shall not be released from any obligations which have previously accrued thereunder and shall continue to be obligated to perform such obligations.


                            SERIES 1997-1 SUPPLEMENT

                  (e) The Servicer covenants and agrees to replace (i) any Swap Provider who shall have failed to make any Swap Payment within five calendar days of when such payment is due with a Replacement Swap Provider and (ii) any Cap Provider who shall have failed to make any Cap Payment within five days of when such payment is due with a Replacement Cap Provider, in each case the short term debt obligations of which are rated at least A-1+ by Standard & Poor's and P-1 by Moody's, within 30 calendar days of when such payment, as the case may be, is due.

                  Section 3.09. PRINCIPAL COLLECTION ACCOUNT. (a) The Servicer, for the benefit of the Beneficiaries, shall establish and maintain in the United States, in the name of the Trustee, on behalf of the Trust, a segregated trust account with an institution which is and continues to be a Qualified Depository Institution (which shall initially be the Trustee), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries (the "PRINCIPAL COLLECTION ACCOUNT"). The Trustee, for the benefit of the Beneficiaries, shall possess all right, title and interest in all funds on deposit from time to time in the Principal Collection Account and in all proceeds thereof. Without limiting the rights of the Servicer set forth in
Section 3.09(b) below, the Principal Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right to deduct from any funds held in the Principal Collection Account for any amount owed to it by the Trustee, the Trust, the Transferor, any Originator or any Certificateholder. If at any time the institution holding the Principal Collection Account ceases to be a Qualified Depository Institution, the Transferor shall notify the Trustee, and the Trustee, upon notice by the Servicer (or the Servicer on its behalf) shall promptly establish a new Principal Collection Account with a Qualified Depository Institution meeting the conditions specified above, and shall transfer any cash or any investments to such new Principal Collection Account and, from the date such new Principal Collection Account is established, it shall be the "Principal Collection Account." The Trustee, at the written direction of the Servicer, shall make deposits to and withdrawals from the Principal Collection Account from time to time, at such time and for distributions pursuant to Section 3.01 and for distributions of amounts allocated pursuant to Section 3.02(b).

                  (b) Funds on deposit in the Principal Collection Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Beneficiaries. The Trustee shall maintain for the benefit of the Beneficiaries possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Principal Collection Account on any Distribution Date, after giving effect to any withdrawals from the Principal Collection Account on such Distribution Date, shall be invested

                            SERIES 1997-1 SUPPLEMENT
in such investments that will mature so that such funds will be available for withdrawal on the following Distribution Date. No Permitted Investment shall be liquidated prior to its maturity.


                                   ARTICLE IV

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                  Section 4.01. SERVICER DEPOSITS. On or before each Deposit Date in each Due Period, the Transferor shall deposit or cause to be deposited in the Concentration Account funds in an amount equal to the lesser of (x) the aggregate Finance Charge Shortfall for such Due Period and (y) the Available Principal Collections for such Due Period, it being understood that any underestimates or overestimates by the Servicer in making such deposit shall be promptly corrected.

                  Section 4.02. DISTRIBUTIONS. (a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b) of the Pooling and Servicing Agreement) to itself (other than as provided in Section 12.03 of the Pooling and Servicing Agreement respecting a final distribution) from the Concentration Account, all amounts that have been allocated to the Trustee pursuant to Article III by wire transfer or other appropriate means.

                  (b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b) of the Pooling and Servicing Agreement) to the Program Agent (other than as provided in Section 12.03 of the Pooling and Servicing Agreement respecting a final distribution) from the Concentration Account, all amounts that have been allocated to the Program Agent pursuant to
Article III by wire transfer to the Program Agent's Account (or such other account as may be specified in writing by the Program Agent to the Trustee).

                  (c) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b) of the Pooling and Servicing Agreement) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.03 of the Pooling and Servicing Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Trust Interests represented by Class A Certificates held by such Certificateholder) from the Concentration Account, all amounts that have been allocated to the Class A Certificateholders pursuant to Article III by wire transfer to each Class A Certificateholder, to an account specified by such Certificateholder to the Trustee in writing.


                            SERIES 1997-1 SUPPLEMENT

                  (d) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b) of the Pooling and Servicing Agreement) to each Collateral Investor Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.03 of the Pooling and Servicing Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Trust Interests represented by Collateral Investor Certificates held by such Certificateholder) from the Concentration Account, all amounts that have been allocated to the Collateral Investor Certificateholders pursuant to Article III by wire transfer to each Collateral Investor Certificateholder, to an account specified by such Certificateholder to the Trustee in writing.

                  (e) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b) of the Pooling and Servicing Agreement) to each Subordinated Transferor Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.03 of the Pooling and Servicing Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Trust Interests represented by the Subordinated Transferor Certificate held by such Certificateholder) from the Concentration Account, all amounts that have been allocated to the Subordinated Transferor Certificateholders pursuant to Article III by wire transfer to each Subordinated Transferor Certificateholder, to an account specified by such Certificateholder to the Trustee in writing.

                  Section 4.03. ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year, beginning with calendar year 1998, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the Monthly Servicer's Report, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates and the Collateral Investor Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 1997-1 Certificateholders to prepare their tax returns. The Servicer will provide such information to the Trustee as soon as possible after January 1 of each calendar year. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

                  Section 4.04. TRANSFEROR'S OR SERVICER'S FAILURE TO MAKE A DEPOSIT OR PAYMENT. If the Servicer or the Transferor fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Transferor, respectively, at the time

                            SERIES 1997-1 SUPPLEMENT
specified in the Pooling and Servicing Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; PROVIDED, HOWEVER, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Investor Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.


                                    ARTICLE V

                                    COVENANTS

                  Section 5.01. COVENANTS OF THE SERVICER. The Servicer hereby covenants that:

                  (a) The Servicer will furnish to the Program Agent, promptly after delivery to the Trustee, all notices, reports and other information given to the Trustee under the Pooling and Servicing Agreement other than the Daily Reports required thereunder.

                  (b) At any time and from time to time during the Servicer's regular business hours, on reasonable prior notice and for a purpose reasonably related to the Pooling and Servicing Agreement, the Servicer shall, in response to any reasonable request of the Trustee or the Program Agent, permit the Trustee or the Program Agent or their agents or representatives (which may be an independent accounting firm), (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes, microfiche and disks) in the possession or under the control of the Servicer relating to the Trust Assets, the Receivables and the Accounts and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials and to discuss matters relating to the Trust Assets, the Receivables and the Accounts or the Servicer's performance under any Transaction Document with any of the officers or employees of the Servicer having knowledge thereof. The Parent hereby agrees to pay all reasonable expenses incurred by the Trustee and the Program Agent in exercising its rights under this Section 5.01. The Servicer agrees that the Program Agent will have the right to request reasonable changes in the annual servicing report furnished by the independent public accountants pursuant to Section 3.06 of the Pooling and Servicing Agreement which are reasonably

                            SERIES 1997-1 SUPPLEMENT
         related to the Trust Assets and the matters contemplated by the Transaction Documents, and the Servicer agrees to use good faith reasonable efforts to obtain the independent public accountants' agreement to such changes.

                  Section 5.02. COVENANTS OF THE TRANSFEROR. The Transferor hereby covenants and agrees to deliver to the Program Agent (i) within three Business Days of the Effective Date, a copy of the charter of the Parent, certified by the Secretary of State of the jurisdiction of its incorporation as being a true and correct copy thereof as of such date and (ii) as soon as practicable after each such certificate is available from the Secretary of State of Ohio, a certificate from such Secretary of State stating that each of the Parent and the Servicer, respectively, has paid all franchise taxes to the date of such certificate.


                                   ARTICLE VI

                     SERIES 1997-1 EARLY AMORTIZATION EVENTS

                  Section 6.01. SERIES EARLY AMORTIZATION EVENTS. If an Early Amortization Event or any one of the following events shall occur (each, a "SERIES EARLY AMORTIZATION EVENT"):

                  (a) any Purchase Agreement shall for any reason cease to be in full force and effect or an Early Termination (as defined therein) shall occur; or

                  (b) (i) any purchase of any Receivables or other Trust Assets by the Transferor under any Purchase Agreement shall cease to create a valid sale, transfer and assignment to the Transferor of all right, title and interest of the Originator in and to such Trust Assets and the proceeds thereof, or (ii) any Transfer of any Trust Asset on any date shall for any reason cease to create a valid and perfected first priority sale, Transfer and assignment to the Trust of all right, title and interest of the Transferor in and to such Trust Assets and the proceeds thereof or, if such Transfer does not constitute such a sale, Transfer and assignment, cease to create a valid and perfected first priority security interest in such Trust Assets and the proceeds thereof, or (iii) the Investor Certificates delivered hereunder shall for any reason (other than due to the acts or omissions of the Investor Certificateholders) cease to evidence the transfer to the Investor Certificateholders of, or the Investor Certificateholders shall otherwise cease to have, a beneficial interest in a trust owning, or the Trustee on behalf of the Trust having a perfected first priority security interest in, the Trust Assets now existing and hereafter arising and the proceeds thereof to the extent of their respective Undivided Trust Interests; or


                            SERIES 1997-1 SUPPLEMENT

                  (c) a Servicer Default shall have occurred and be continuing;
         or

                  (d) the Servicer shall have resigned and shall not have been replaced, in each case in accordance with the terms of the Pooling and Servicing Agreement; or

                  (e) the Parent shall fail to observe or perform any covenant or agreement (within any applicable cure period) applicable to it contained in the Parent Undertaking Agreement, or the Parent Undertaking Agreement shall cease to be in effect or the Parent shall so assert in writing; or

                  (f) any material adverse change shall occur in the collectibility of the Receivables taken as a whole (other than as a result of the default of one or more Obligors on the payment thereof) or in the financial condition of the Transferor, the Parent, the Servicer or any Originator, or in the ability of any of them or any Originator to perform its obligations under any Transaction Document; or

                  (g) any Transaction Document shall cease to be in full force and effect; or

                  (h) (i) any Plan Event shall have occurred, (ii) the Transferor or any ERISA Affiliate shall have withdrawn from a Multiemployer Plan, or (iii) any Multiemployer Plan shall have been terminated or reorganized or become insolvent, and as a result of one or more such events the Transferor or any ERISA Affiliate has incurred or is reasonably expected to incur liability in excess of $500,000; or

                  (i) with respect to any Originator and the related Purchase Agreement, (i) any Plan Event (as defined in such Purchase Agreement) shall have occurred, (ii) such Originator or any ERISA Affiliate (as defined in such Purchase Agreement) shall have withdrawn from a Multiemployer Plan (as defined in such Purchase Agreement), or (iii) any such Multiemployer Plan shall have been terminated or reorganized or become insolvent, and as a result of one or more such events such Originator or any such ERISA Affiliate has incurred or is reasonably expected to incur liability in excess of $500,000; or

                  (j) the Parent shall cease to be the direct or indirect beneficial owner of at least 100% of the outstanding Voting Stock of the Transferor; or

                  (k) the rating of the senior long-term debt obligations of the Parent by Moody's or Standard & Poor's shall fall below B2 or B, respectively or, if no such

                            SERIES 1997-1 SUPPLEMENT
         public ratings are available, in the Program Agent's sole judgment in accordance with its customary practices, the deemed equivalent of such ratings; or

                  (l) the Excess Spread Percentage for any three consecutive Due Periods is reduced to a rate of less than 1%; or

                  (m) the Class A Invested Amount shall not be paid in full on the Class A Expected Final Payment Date or the Collateral Invested Amount shall not be paid in full on the Collateral Investor Expected Final Payment Date; or

                  (n) the failure on the part of a Swap Provider to make a Swap Payment, within five calendar days of the date on which such Swap Payment is due; or

                  (o) the failure on the part of a Cap Provider to make a Cap Payment within five calendar days of the date on which such Cap Payment is due; or

                  (p) the failure to maintain in full force and effect at all times the Swap Agreement and Cap Agreement, in a combined aggregate notional amount of at least $125,000,000, with a Swap Provider and a Cap Provider, respectively, the short term debt obligations of each of which are rated at least A-1+ by Standard & Poor's and P-1 by Moody's, PROVIDED that if, on any date, any such ratings fall below A-1+ or P-1, as the case may be, such Swap Agreement or Cap Agreement, as the case may be, shall be replaced with a Replacement Swap Agreement with a Replacement Swap Provider or a Replacement Cap Agreement with a Replacement Cap Provider, respectively, the short term debt obligations of which are rated at least A-1+ by Standard & Poor's and P-1 by Moody's, within 30 calendar days of such date; or

                  (q) the Subordinated Transferor Invested Amount is less than $11,000,000; or

                  (r) the Net Loss Percentage for any three consecutive Due Periods exceeds 10%; or

                  (s) the Dilution Ratio for any three consecutive Due Periods exceeds 8%;

then, if a Trust Early Amortization Event pursuant to Section 9.01(d) or (f) of the Pooling and Servicing Agreement shall have occurred, a "Series Early Amortization Event" shall occur without any notice, demand, protest or other requirement of any kind immediately upon the occurrence of such event, and, if any of the other events set forth in any of the paragraphs above shall have occurred, either the Trustee or the Program Agent (unless otherwise directed



                            SERIES 1997-1 SUPPLEMENT
by a Majority in Interest of Series 1997-1 Certificateholders) or a Majority in Interest of Series 1997-1 Certificateholders, by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by such Majority in Interest), may declare (PROVIDED that such Series Early Amortization Event shall not have been remedied) that a "Series Early Amortization Event" has occurred as of the date of such notice.

                  Section 6.02. TRUSTEE'S MONITORING OBLIGATIONS. The Trustee shall examine each Monthly Servicer's Report delivered thereunder for positive indications that an Early Amortization Event may have occurred pursuant to
Section 9.01 of the Pooling and Servicing Agreement or Section 6.01 hereof and shall notify the Program Agent if such an Early Amortization Event is indicated.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.01. REASSIGNMENT AND TRANSFER TERMS. The Investor Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in Section 12.02(a) of the Pooling and Servicing Agreement, on any Distribution Date on or after the Distribution Date on which the Series Invested Amount is less than or equal to 15% of the Initial Series Invested Amount. The deposit required in connection with any such repurchase shall be equal to the sum of (x) the Series Invested Amount PLUS (y) all accrued and unpaid interest on the Investor Certificates PLUS (z) all accrued and unpaid amounts owing in respect of the fees set forth in the Fee Letter and all other accrued costs and expenses owing to any of the Beneficiaries under any of the Transaction Documents, in each case through the day preceding the Distribution Date on which the repurchase occurs.

                  Section 7.02. ASSIGNMENT BY CRC AND LIQUIDITY PROVIDERS. The Transferor and the Servicer agree to execute or obtain such other documentation as may be reasonably requested by CRC or any Liquidity Provider in order to effectuate any assignment under Section 6.01 of the Certificate Purchase Agreement.

                  Section 7.03. NO ASSIGNABILITY BY TRANSFEROR AND SERVICER; TRANSFEROR'S LIABILITY. Neither the Servicer nor the Transferor may assign any of its rights and obligations hereunder or any interest herein (including any Subordinated Transferor Certificate) without the prior written consent of CRC and the Program Agent.

                  Section 7.04. RATIFICATION OF POOLING AND SERVICING AGREEMENT. As supplemented by this Supplement, the Pooling and Servicing Agreement is in all respects

                            SERIES 1997-1 SUPPLEMENT
ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                  Section 7.05. AMENDMENTS. All amendments to this Series 1997-1 Supplement shall be made in accordance with the provisions of the Pooling and Servicing Agreement. In addition, no amendments may be made to this Series 1997-1 Supplement the effect of which would be to (i) change the Class A Monthly Interest, Collateral Investor Monthly Interest, Subordinated Transferor Monthly Interest, Excess Spread Percentage, Net Loss Percentage, Dilution Ratio, Revolving Period, the Series 1997-1 Monthly Trustee's Fee, the Series 1997-1 Monthly Program Fees, Reserve Account Required Balance or Series Early Amortization Events, (ii) reduce in any manner the amount of, or delay the timing of, distributions to be made to any Series 1997-1 Certificateholder or allocations or deposits of amounts to be so distributed, (iii) cause any adverse tax effect (taking into account any offsetting non-tax benefit therefrom) for any Series 1997-1 Certificateholder or (iv) adversely affect in any material respect the interests of any Series 1997-1 Certificateholder, in each case unless a Series 1997-1 Majority in Interest and, in the case of clause (iii), each affected Series 1997-1 Certificateholder, has consented in writing.

                  Section 7.06. NO OBLIGATIONS UNDER SWAP AGREEMENT. The parties hereto hereby agree that no Beneficiary will have any obligations, duties or other liabilities under or in connection with the Swap Agreement.

                  Section 7.07. COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be effective as delivery of a manually executed counterpart of this Supplement.

                  Section 7.08. GOVERNING LAW, ETC. (a) GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) JURISDICTION. (i) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive general jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Supplement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent

                            SERIES 1997-1 SUPPLEMENT
permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Supplement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Supplement or any of the other Transaction Documents in the courts of any jurisdiction.

                  (ii) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Supplement or any of the other Transaction Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) CONSENT TO SERVICE OF PROCESS. Each party to this Supplement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Supplement will affect the right of any party to this Supplement to serve process in any other manner permitted by law.

                  (d) WAIVER OF JURY TRIAL. Each party to this Supplement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Supplement, any other Transaction Document or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto and the Liquidity Providers or any other relationship existing in connection with this Supplement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

                  Section 7.09. NO PETITION. (a) The Transferor, the Servicer and the Trustee, by entering into this Supplement and each Series 1997-1 Certificateholder, by accepting a Series 1997-1 Certificate, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, this Supplement or any other Transaction Document.



                            SERIES 1997-1 SUPPLEMENT

                  (b) The Servicer and the Trustee, by entering into this Supplement and each Series 1997-1 Certificateholder, by accepting a Series 1997-1 Certificate, hereby covenant and agree that they will not at any time institute against the Transferor, or join in any institution against the Transferor of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, this Supplement or any other Transaction Document.

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        THE EL-BEE RECEIVABLES CORPORATION,
                                          as Transferor


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        THE EL-BEE CHARGIT CORP.,
                                          as Servicer


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        BANKERS TRUST COMPANY, as Trustee


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                            SERIES 1997-1 SUPPLEMENT

                                                                     EXHIBIT A-1



                           FORM OF CLASS A CERTIFICATE

                              ----------- --, ----

REGISTERED                                           Variable Principal Amount*

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                                            Certificate No. __


                                SERIES 1997-1

                        CLASS A FLOATING RATE CERTIFICATE

                         THIS CERTIFICATE REPRESENTS AN
                   UNDIVIDED INTEREST IN CERTAIN ASSETS OF THE

                           ELDER-BEERMAN MASTER TRUST


the corpus of which consists primarily of certain receivables generated from time to time by The Elder-Beerman Stores Corp. (the "COMPANY") which are then purchased by The El-Bee Chargit Corp. ("CHARGIT") (together, the "ORIGINATORS") and then purchased by The El-Bee Receivables Corporation (the "TRANSFEROR"), from the Originators, which in turn transfers and assigns such receivables to The Elder-Beerman Master Trust pursuant to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, Chargit, as Servicer, and Bankers Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"; capitalized terms used herein and not otherwise defined herein are used herein as therein defined). This Certificate (a "CLASS A CERTIFICATE") does not represent a recourse obligation, and is not guaranteed by, the Transferor, the Company, Chargit or any Affiliate of any of them.

---------------------------
*   Denominations of $5,000,000 and multiples of $1,000 in excess thereof.

                            SERIES 1997-1 SUPPLEMENT

                  This certifies that ____________________ (the "CLASS A CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the assets of The Elder-Beerman Master Trust (the "TRUST") created pursuant to the Pooling and Servicing Agreement. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual or facsimile signature, this Class A Certificate shall not be entitled to any benefit under the Transaction Documents or be valid for any purpose.

                  Each purchaser, by its purchase of this Class A Certificate, represents, acknowledges and agrees that: (1) it is purchasing "restricted" securities which have not been and will not be registered under the Securities Act; (2) if it should decide to dispose of any of such securities, it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any of such securities except, (A) pursuant to Rule 144A under the Securities Act, (B) to a sophisticated institutional investor that is an "accredited investor" (within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act) in a transaction not involving any general solicitation or advertising as evidenced by a certificate of the proposed transferor thereof delivered to the Trustee (in the form attached hereto) or (C) pursuant to any other exemption from the registration requirements of such Securities Act in each case in accordance with any applicable state laws governing the offer or sale of securities; and (3) for federal, state and local income and franchise tax law purposes, this Class A Certificate is intended to be indebtedness of the Transferor secured by the Receivables and the purchaser shall treat and report this Class A Certificate as indebtedness of the Transferor for such purposes.

                  The corpus of the Trust consists of (i) a portfolio of Receivables arising in connection with the Accounts identified under the Pooling and Servicing Agreement from time to time, (ii) funds collected or to be collected from Obligors in respect of the Receivables, (iii) all funds which are from time to time on deposit in the Concentration Account, the Collection Accounts and any other account or accounts held for the benefit of the Certificateholders and (iv) all other assets and interests constituting the Trust Assets.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Transaction Documents, to which Transaction Documents the Class A Certificateholder, by virtue of its acceptance hereof, assents and is bound.

                  Although a summary of certain provisions of the Transaction Documents is set forth below, this Class A Certificate does not purport to summarize the Transaction Documents and is qualified in its entirety by the terms and provisions of the Transaction Documents and reference is made to the Transaction Documents for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee, the Servicer and the other parties bound by the
                            SERIES 1997-1 SUPPLEMENT

                                      A-1-3

Transaction Documents. A copy of the Transaction Documents may be requested by writing to the Trustee at Four Albany Street, New York, New York 10006,
Attention: Corporate Trust and Agency Group/Structured Finance, at the expense of the Transferor.

                  The Series 1997-1 Certificates are issued in three Classes, the Class A Certificates (of which this Class A Certificate is one), the Collateral Investor Certificates, which are subordinated to the Class A Certificates as described in the Transaction Documents, and the Subordinated Transferor Certificate, which is subordinated to the Class A Certificates and the Collateral Investor Certificates as described in the Transaction Documents. In addition to the Series 1997-1 Certificates, the Transferor will issue an Exchangeable Transferor Certificate pursuant to the Transaction Documents, which will represent a fractional undivided interest in the Trust.

                  The Class A Certificates collectively represent a fractional undivided interest in the Trust and the right to receive Collections and other amounts, to the extent necessary to make the required payments with respect to the Class A Certificates, at the times and in the amounts specified in the Transaction Documents from time to time.

                  The Class A Invested Amount with respect to any date will be determined as set forth in the Series 1997-1 Supplement. The Class A Invested Amount and the amount of any Increases and distributions of principal to the Class A Certificateholders shall be recorded on the Certificate Register.

                  Interest on the unpaid Class A Invested Amount outstanding from time to time shall accrue at a rate per annum equal to the Class A Certificate Rate in effect from time to time applicable to this Class A Certificate and shall become due on the dates specified in the Transaction Documents for distributions of amounts on account of such interest until the Class A Invested Amount shall have been reduced to zero. Interest with respect to the Class A Certificates shall be distributed to the Class A Certificateholders on each Distribution Date. Payment of any installment of interest on Class A Certificates will be made or caused to be made by the Trustee to the person in whose name such Class A Certificate is registered at the close of business on the Record Date. Payment of such interest will be made by wire transfer to a designated account maintained by the Class A Certificateholder; PROVIDED that such Class A Certificateholder has provided the Trustee with the wire transfer designation, in writing, received by the Trustee on or prior to the relevant Record Date. In the absence of such timely wire transfer instructions, payment will be made by check to the address of record of the Class A Certificateholder.

                  Payment of principal in reduction of this Class A Certificates will be made by wire transfer to a designated account maintained by the Class A Certificateholder. The final

                            SERIES 1997-1 SUPPLEMENT

                                      A-1-4

distribution on a Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of a Class A Certificate at the Corporate Trust Office of the Trustee.

                  The Class A Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Company or any Affiliate of any of them. This Class A Certificate is limited in right of payment to certain Collections of the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Transaction Documents.

                  The Class A Certificates are only issuable in registered form without coupons in denominations of $5,000,000 and integral multiples of $1,000 in excess thereof. Class A Certificates are transferable upon surrender of the Class A Certificate, and any other required documents, to an office of the Trustee, where newly executed and authenticated Class A Certificates in the name of the designated transferee will be delivered.

                  As provided in the Transaction Documents and subject to certain limitations therein set forth, this Class A Certificate is exchangeable for new Class A Certificates of the same Series evidencing a like aggregate fractional undivided interest in the Trust, as requested by the Class A Certificateholder surrendering this Class A Certificate. No service charge will be imposed for any such transfer or exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  This Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed.

                                             THE EL-BEE RECEIVABLES
                                                 CORPORATION



                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:


                            SERIES 1997-1 SUPPLEMENT

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A Certificates described in the within-mentioned Pooling and Servicing Agreement.


                                                  Dated:  __________ __, ____


BANKERS TRUST COMPANY,
     not in its individual capacity but
     solely as Trustee


By:                                       OR
--------------------------------             ----------------------------------
         Authorized Signer                    as Authenticating Agent for the
                                               Trustee


                                           By:
                                             ----------------------------------
                                             Authorized Signer


                            SERIES 1997-1 SUPPLEMENT

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned Certificateholder hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________, whose taxpayer identification number is _________________, and whose address, including postal zip code, is ___________________________, the within Security capitalized terms used herein and not otherwise defined herein are used herein as defined therein) and all rights thereunder, hereby irrevocably constituting and appointing _______________ attorney-in-fact to transfer said Security on the books of the Trustee with full power of substitution in the premises.

                  In connection with the transfer of this security, the undersigned holder certifies that:

                                   [CHECK ONE]

|_|      (A)      This security is being transferred to a "qualified
                  institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with the exemption from registration under the Securities Act provided by Rule 144A.

|_|      (B)      This Security is being transferred to a sophisticated
                  institutional investor which is an "accredited investor"
                  (within the meaning of Rule 501(a) (1) (2), (3) or (7) under the Securities Act) in a transaction not involving any general solicitation or advertising.

|_|      (C)      This Security is being transferred in compliance with another exemption from registration under the Securities Act.

Dated:__________________               Name: _________________________
                                             By:     _________________________
                                             Title:  _________________________


                                    NOTICE: The signature of the holder of this assignment must correspond with the name as written upon the face of the within instrument in every particular, without any change whatsoever.

* If Box C is checked, the Trustee shall receive from the proposed transferee, prior to the Trustee being required to effect the transfer of this Security, a written opinion of

                            SERIES 1997-1 SUPPLEMENT
         counsel stating that such transfer is exempt from the registration requirements of the Securities Act and the basis therefor.

                              SIGNATURE GUARANTEED

                   ------------------------------------------

IF NONE OF THE FOREGOING BOXES IS CHECKED, THE TRUSTEE SHALL NOT BE OBLIGATED TO REGISTER THIS SECURITY IN THE NAME OF ANY PERSON OTHER THAN THE HOLDER HEREOF UNLESS AND UNTIL THE CONDITIONS TO ANY SUCH TRANSFER OF REGISTRATION SET FORTH HEREIN, ON THE FACE HEREOF AND IN THE TRANSACTION DOCUMENTS, SHALL HAVE BEEN SATISFIED.


                            SERIES 1997-1 SUPPLEMENT

                                                                     EXHIBIT A-2



                     FORM OF COLLATERAL INVESTOR CERTIFICATE

                              ----------- --, ----

REGISTERED                                           Variable Principal Amount*

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                                              Certificate No. __


                                  SERIES 1997-1

                  COLLATERAL INVESTOR FLOATING RATE CERTIFICATE

                         THIS CERTIFICATE REPRESENTS AN
                   UNDIVIDED INTEREST IN CERTAIN ASSETS OF THE

                           ELDER-BEERMAN MASTER TRUST


the corpus of which consists primarily of certain receivables generated from time to time by The Elder-Beerman Stores Corp. (the "COMPANY") which are then purchased by The El-Bee Chargit Corp. ("CHARGIT") (together, the "ORIGINATORS") and then purchased by The El-Bee Receivables Corporation (the "TRANSFEROR"), from the Originators, which in turn transfers and assigns such receivables to The Elder-Beerman Master Trust pursuant to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, Chargit, as Servicer, and Bankers Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"; capitalized terms used herein and not otherwise defined herein are used herein as therein defined). This Certificate (a

--------------------------
*   Denominations of $5,000,000 and multiples of $1,000 in excess thereof.



                            SERIES 1997-1 SUPPLEMENT

                                      A-2-2

"COLLATERAL INVESTOR CERTIFICATE") does not represent a recourse obligation, and is not guaranteed by, the Transferor, the Company, Chargit or any Affiliate of any of them.

                  This certifies that ____________________ (the "COLLATERAL INVESTOR CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the assets of The Elder-Beerman Master Trust (the "TRUST") created pursuant to the Pooling and Servicing Agreement. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual or facsimile signature, this Collateral Investor Certificate shall not be entitled to any benefit under the Transaction Documents or be valid for any purpose.

                  Each purchaser, by its purchase of this Collateral Investor Certificate, represents, acknowledges and agrees that: (1) it is purchasing "restricted" securities which have not been and will not be registered under the Securities Act; (2) if it should decide to dispose of any of such securities, it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any of such securities except, (A) pursuant to Rule 144A under the Securities Act,
(B) to a sophisticated institutional investor that is an "accredited investor" (within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities
Act) in a transaction not involving any general solicitation or advertising as evidenced by a certificate of the proposed transferor thereof delivered to the Trustee (in the form attached hereto) or (C) pursuant to any other exemption from the registration requirements of such Securities Act in each case in accordance with any applicable state laws governing the offer or sale of securities; and (3) for federal, state and local income and franchise tax law purposes, this Collateral Investor Certificate is intended to be indebtedness of the Transferor secured by the Receivables and the purchaser shall treat and report this Collateral Investor Certificate as indebtedness of the Transferor for such purposes.

                  The corpus of the Trust consists of (i) a portfolio of Receivables arising in connection with the Accounts identified under the Pooling and Servicing Agreement from time to time, (ii) funds collected or to be collected from Obligors in respect of the Receivables, (iii) all funds which are from time to time on deposit in the Concentration Account, the Collection Accounts and any other account or accounts held for the benefit of the Certificateholders and (iv) all other assets and interests constituting the Trust Assets.

                  This Collateral Investor Certificate is issued under and is subject to the terms, provisions and conditions of the Transaction Documents, to which Transaction Documents the Collateral Investor Certificateholder, by virtue of its acceptance hereof, assents and is bound.

                  Although a summary of certain provisions of the Transaction Documents is set forth below, this Collateral Investor Certificate does not purport to summarize the Transaction Documents and is qualified in its entirety by the terms and provisions of the Transaction


                            SERIES 1997-1 SUPPLEMENT

                                      A-2-3

Documents and reference is made to the Transaction Documents for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee, the Servicer and the other parties bound by the Transaction Documents. A copy of the Transaction Documents may be requested by writing to the Trustee, at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance, at the expense of the Transferor.

                  The Series 1997-1 Certificates are issued in three Classes, the Class A Certificates, the Collateral Investor Certificates (of which this Collateral Investor Certificate is one), which are subordinated to the Class A Certificates as described in the Transaction Documents, and the Subordinated Transferor Certificate, which is subordinated to the Class A Certificates and the Collateral Investor Certificates as described in the Transaction Documents. In addition to the Series 1997-1 Certificates, the Transferor will issue an Exchangeable Transferor Certificate pursuant to the Transaction Documents, which will represent a fractional undivided interest in the Trust.

                  The Collateral Investor Certificates collectively represent a fractional undivided interest in the Trust and the right to receive Collections and other amounts, to the extent necessary to make the required payments with respect to the Collateral Investor Certificates, at the times and in the amounts specified in the Transaction Documents from time to time.

                  The Collateral Invested Amount with respect to any date will be determined as set forth in the Series 1997-1 Supplement. The Collateral Invested Amount and the amount of any distributions of principal to the Collateral Investor Certificateholders shall be recorded on the Certificate Register.

                  Interest on the unpaid Collateral Invested Amount outstanding from time to time shall accrue at a rate per annum equal to the Collateral Investor Certificate Rate in effect from time to time applicable to this Collateral Investor Certificate and shall become due on the dates specified in the Transaction Documents for distributions of amounts on account of such interest until the Collateral Invested Amount shall have been reduced to zero. Interest with respect to the Collateral Investor Certificates shall be distributed to the Collateral Investor Certificateholders on each Distribution Date. Payment of any installment of interest on Collateral Investor Certificates will be made or caused to be made by the Trustee to the person in whose name such Collateral Investor Certificate is registered at the close of business on the Record Date. Payment of such interest will be made by wire transfer to a designated account maintained by the Collateral Investor Certificateholder; PROVIDED that such Collateral Investor Certificateholder has provided the Trustee with the wire transfer designation, in writing, received by the Trustee on or prior to the relevant Record Date. In the absence of such timely

                            SERIES 1997-1 SUPPLEMENT

                                      A-2-4

wire transfer instructions, payment will be made by check to the address of record of the Collateral Investor Certificateholder.

                  Payment of principal in reduction of Collateral Investor Certificates will be made by wire transfer to a designated account maintained by the Collateral Investor Certificateholder. The final distribution on a Collateral Investor Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of a Collateral Investor Certificate at the Corporate Trust Office of the Trustee.

                  The Collateral Investor Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Company or any Affiliate of any of them. This Collateral Investor Certificate is limited in right of payment to certain Collections of the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Transaction Documents.

                  The Collateral Investor Certificates are only issuable in registered form without coupons in denominations of $5,000,000 and integral multiples of $1,000 in excess thereof. Collateral Investor Certificates are transferable upon surrender of the Collateral Investor Certificate, and any other required documents, to an office of the Trustee, where newly executed and authenticated Collateral Investor Certificates in the name of the designated transferee will be delivered.

                  As provided in the Transaction Documents and subject to certain limitations therein set forth, this Collateral Investor Certificate is exchangeable for new Collateral Investor Certificates of the same Series evidencing a like aggregate fractional undivided interest in the Trust, as requested by the Collateral Investor Certificateholder surrendering this Collateral Investor Certificate. No service charge will be imposed for any such transfer or exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.



                            SERIES 1997-1 SUPPLEMENT

                                      A-2-5

                  This Collateral Investor Certificate shall be construed in accordance with and governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, the Transferor has caused this Collateral Investor Certificate to be duly executed.

                                         THE EL-BEE RECEIVABLES
                                             CORPORATION



                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:


                            SERIES 1997-1 SUPPLEMENT

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Collateral Investor Certificates described in the within-mentioned Pooling and Servicing Agreement.


                                                   Dated:  __________ __, ____


BANKERS TRUST COMPANY,
     not in its individual capacity but
     solely as Trustee


By:                               OR
   -----------------------          -------------------------------------------
   Authorized Signer                   as Authenticating Agent for the Trustee


                                       By:
                                          -------------------------------------
                                             Authorized Signer


                            SERIES 1997-1 SUPPLEMENT

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned Certificateholder hereby sell(s), assign(s) and transfer(s) unto ___________________________, whose taxpayer identification number is _________________, and whose address, including postal zip code, is ___________________________, the within Security capitalized terms used herein and not otherwise defined herein are used herein as defined therein) and all rights thereunder, hereby irrevocably constituting and appointing _______________ attorney-in-fact to transfer said Security on the books of the Trustee with full power of substitution in the premises.

                  In connection with the transfer of this security, the undersigned holder certifies that:

                                   [CHECK ONE]

|_|          (A)  This security is being transferred to a "qualified
                  institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with the exemption from registration under the Securities Act provided by Rule 144A.

|_|          (B)  This Security is being transferred to a sophisticated institutional investor which is an "accredited investor"
                  (within the meaning of Rule 501(a) (1) (2), (3) or (7) under the Securities Act) in a transaction not involving any general solicitation or advertising.

|_|          (C)  This Security is being transferred in compliance with another exemption from registration under the Securities Act.

Dated:__________________               Name:    _________________________
                                                By:        ____________________
                                                Title:     ____________________

                                    NOTICE: The signature of the holder of this assignment must correspond with the name as written upon the face of the within instrument in every particular, without any change whatsoever.

* If Box C is checked, the Trustee shall receive from the proposed transferee, prior to the Trustee being required to effect the transfer of this Security, a written opinion of

                            SERIES 1997-1 SUPPLEMENT
      counsel stating that such transfer is exempt from the registration requirements of the Securities Act and the basis therefor.

                              SIGNATURE GUARANTEED

                   ------------------------------------------

IF NONE OF THE FOREGOING BOXES IS CHECKED, THE TRUSTEE SHALL NOT BE OBLIGATED TO REGISTER THIS SECURITY IN THE NAME OF ANY PERSON OTHER THAN THE HOLDER HEREOF UNLESS AND UNTIL THE CONDITIONS TO ANY SUCH TRANSFER OF REGISTRATION SET FORTH HEREIN, ON THE FACE HEREOF AND IN THE TRANSACTION DOCUMENTS, SHALL HAVE BEEN SATISFIED.


                            SERIES 1997-1 SUPPLEMENT

                                                                     EXHIBIT A-3



                   FORM OF SUBORDINATED TRANSFEROR CERTIFICATE

                              ----------- --, ----

REGISTERED                                          Variable Principal Amount*

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                                            Certificate No. __


                                  SERIES 1997-1

                SUBORDINATED TRANSFEROR FLOATING RATE CERTIFICATE

                         THIS CERTIFICATE REPRESENTS AN
                   UNDIVIDED INTEREST IN CERTAIN ASSETS OF THE

                           ELDER-BEERMAN MASTER TRUST


the corpus of which consists primarily of certain receivables generated from time to time by The Elder-Beerman Stores Corp. (the "COMPANY") which are then purchased by The El-Bee Chargit Corp. ("CHARGIT") (together, the "ORIGINATORS") and then purchased by The El-Bee Receivables Corporation (the "TRANSFEROR"), from the Originators, which in turn transfers and assigns such receivables to The Elder-Beerman Master Trust pursuant to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, Chargit, as Servicer, and Bankers Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"; capitalized terms used herein and not otherwise defined herein are used herein as therein defined). This Certificate

---------------------------------------
*        Denominations of $5,000,000 and multiples of $1,000 in excess thereof.

                            SERIES 1997-1 SUPPLEMENT

                                      A-3-2

(the "SUBORDINATED TRANSFEROR CERTIFICATE") does not represent a recourse obligation, and is not guaranteed by, the Transferor, the Company, Chargit or any Affiliate of any of them.

                  This certifies that ____________________ (the "SUBORDINATED TRANSFEROR CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the assets of The Elder-Beerman Master Trust (the "TRUST") created pursuant to the Pooling and Servicing Agreement. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual or facsimile signature, this Subordinated Transferor Certificate shall not be entitled to any benefit under the Transaction Documents or be valid for any purpose.

                  This Subordinated Transferor Certificate is not transferable or assignable.

                  The corpus of the Trust consists of (i) a portfolio of Receivables arising in connection with Accounts identified under the Pooling and Servicing Agreement from time to time, (ii) funds collected or to be collected from Obligors in respect of the Receivables, (iii) all funds which are from time to time on deposit in the Concentration Account, the Collection Accounts and any other account or accounts held for the benefit of the Certificateholders and
(iv) all other assets and interests constituting the Trust Assets.

                  This Subordinated Transferor Certificate is issued under and is subject to the terms, provisions and conditions of the Transaction Documents, to which Transaction Documents the Subordinated Transferor Certificateholder, by virtue of the acceptance hereof, assents and is bound.

                  Although a summary of certain provisions of the Transaction Documents is set forth below, this Subordinated Transferor Certificate does not purport to summarize the Transaction Documents and is qualified in its entirety by the terms and provisions of the Transaction Documents and reference is made to the Transaction Documents for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee, the Servicer and the other parties bound by the Transaction Documents. A copy of the Transaction Documents may be requested by writing to the Trustee, at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance, at the expense of the Transferor.

                  The Series 1997-1 Certificates are issued in three Classes, the Class A Certificates, the Collateral Investor Certificates, which are subordinated to the Class A Certificates as described in the Transaction Documents, and the Subordinated Transferor Certificate, which is subordinated to the Class A Certificates and the Collateral Investor Certificates as described in the Transaction Documents. In addition to the Series 1997-1

                            SERIES 1997-1 SUPPLEMENT

                                      A-3-3

Certificates, the Transferor will issue an Exchangeable Transferor Certificate pursuant to the Transaction Documents, which will represent a fractional undivided interest in the Trust.

                  The Subordinated Transferor Certificate collectively represent a fractional undivided interest in the Trust and the right to receive Collections and other amounts, to the extent necessary to make the required payments with respect to the Subordinated Transferor Certificate, at the times and in the amounts specified in the Transaction Documents from time to time.

                  The Subordinated Transferor Invested Amount with respect to any date will be determined as set forth in the Series 1997-1 Supplement. The Subordinated Transferor Invested Amount and the amount of any distributions of principal to the Subordinated Transferor Certificateholder shall be recorded on the Certificate Register.

                  Interest on the unpaid Subordinated Transferor Invested Amount outstanding from time to time shall accrue at a rate per annum equal to the Subordinated Transferor Certificate Rate in effect from time to time applicable to this Subordinated Transferor Certificate and shall become due on the dates specified in the Transaction Documents for distributions of amounts on account of such interest until the Subordinated Transferor Invested Amount shall have been reduced to zero. Interest with respect to the Subordinated Transferor Certificate shall be distributed to the Subordinated Transferor Certificateholder in accordance with the Transaction Documents. Payment of any installment of interest on Subordinated Transferor Certificate will be made or caused to be made by the Trustee to the Subordinated Transferor Certificateholder. Payment of such interest will be made by wire transfer to a designated account maintained by the Subordinated Transferor Certificateholder; PROVIDED that the Subordinated Transferor Certificateholder has provided the Trustee with the wire transfer designation, in writing, received by the Trustee on or prior to the relevant Record Date. In the absence of such timely wire transfer instructions, payment will be made by check to the address of record of the Subordinated Transferor Certificateholder.

                  Payment of principal in reduction of Subordinated Transferor Certificate will be made by wire transfer to a designated account maintained by the Subordinated Transferor Certificateholder. The final distribution on a Subordinated Transferor Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of a Subordinated Transferor Certificate at the Corporate Trust Office of the Trustee.

                  The Subordinated Transferor Certificate does not represent an obligation of, or an interest in, the Transferor, the Servicer, the Company or any Affiliate of any of them. This Subordinated Transferor Certificate is limited in right of payment to certain Collections of the

                            SERIES 1997-1 SUPPLEMENT

                                      A-3-4

Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Transaction Documents.

                  As provided in the Transaction Documents and subject to certain limitations therein set forth, this Subordinated Transferor Certificate is exchangeable for a new Subordinated Transferor Certificate of the same Series evidencing a like aggregate fractional undivided interest in the Trust, as requested by the Subordinated Transferor Certificateholder surrendering this Subordinated Transferor Certificate. No service charge will be imposed for any such transfer or exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  This Subordinated Transferor Certificate shall be construed in accordance with and governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, the Transferor has caused this Subordinated Transferor Certificate to be duly executed.

                                               THE EL-BEE RECEIVABLES
                                                   CORPORATION



                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


                            SERIES 1997-1 SUPPLEMENT

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is the Subordinated Transferor Certificate described in the within-mentioned Pooling and Servicing Agreement.


                                                 Dated:  __________ __, ____


BANKERS TRUST COMPANY,
     not in its individual capacity but
     solely as Trustee


By:                                     OR
   --------------------------------       -------------------------------------
      Authorized Signer                   as Authenticating Agent for the
                                            Trustee


                                          By:
                                             ----------------------------------
                                                 Authorized Signer


                            SERIES 1997-1 SUPPLEMENT

                                                                       EXHIBIT B



                             FORM OF SWAP AGREEMENT















                            SERIES 1997-1 SUPPLEMENT

                                                                       EXHIBIT C



                              FORM OF CAP AGREEMENT












                            SERIES 1997-1 SUPPLEMENT